Exhibit 99.3 Financial Supplement Third Quarter 2019 1Exhibit 99.3 Financial Supplement Third Quarter 2019 1

Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets 8 Average Annualized Yields and Rates 9 Segment Financial Highlights 10 Credit-Related Information: Nonperforming Assets 17 Charge-offs, Recoveries and Related Ratios 18 Summary of Changes in the Components of the Allowance for Credit Losses 20 Capital and Ratios 21 Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations 22 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward- looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets 8 Average Annualized Yields and Rates 9 Segment Financial Highlights 10 Credit-Related Information: Nonperforming Assets 17 Charge-offs, Recoveries and Related Ratios 18 Summary of Changes in the Components of the Allowance for Credit Losses 20 Capital and Ratios 21 Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations 22 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward- looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2

CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except share, per-share and ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % SELECTED OPERATING DATA Total revenue $1,638 $1,628 $1,588 $1,593 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Noninterest expense 973 951 937 951 910 22 2 63 7 2,861 2,668 193 7 Profit before provision for credit losses 665 677 651 642 654 (12) (2) 11 2 1,993 1,867 126 7 Provision for credit losses 101 97 85 85 78 4 4 23 29 283 241 42 17 NET INCOME 449 453 439 465 443 (4) (1) 6 1 1,341 1,256 85 7 1 Net income, Underlying 453 458 443 474 450 (5) (1) 3 1 1,354 1,263 91 7 Net income available to common stockholders 432 435 424 450 436 (3) (1) (4) (1) 1,291 1,242 49 4 Net income available to common 1 436 440 428 459 443 (4) (1) (7) (2) 1,304 1,249 55 4 stockholders, Underlying PER COMMON SHARE DATA Basic earnings $0.97 $0.95 $0.92 $0.96 $0.92 $0.02 2% $0.05 5% $2.84 $2.57 $0.27 11% Diluted earnings 0.97 0.95 0.92 0.96 0.91 0.02 2 0.06 7 2.83 2.57 0.26 10 1 Basic earnings, Underlying 0.98 0.96 0.93 0.98 0.93 0.02 2 0.05 5 2.87 2.59 0.28 11 1 Diluted earnings, Underlying 0.98 0.96 0.93 0.98 0.93 0.02 2 0.05 5 2.86 2.58 0.28 11 Cash dividends declared and paid per common share 0.36 0.32 0.32 0.27 0.27 0.04 13 0.09 33 1.00 0.71 0.29 41 Book value per common share 46.67 45.61 44.24 42.87 41.62 1.06 2 5.05 12 46.67 41.62 5.05 12 Tangible book value per common share 31.48 30.88 29.60 28.73 27.66 0.60 2 3.82 14 31.48 27.66 3.82 14 Dividend payout ratio 37% 34% 35% 28% 29% 300 bps 800 bps 35% 28% 700 bps 1 Dividend payout ratio, Underlying 37 33 34 27 29 400 bps 800 bps 35 27 800 bps COMMON SHARES OUTSTANDING Average: Basic 445,703,987 458,154,335 460,713,172 467,338,825 475,957,526 (12,450,348) (3%) (30,253,539) (6%) 454,802,186 482,691,884 (27,889,698) (6%) Diluted 447,134,595 459,304,224 462,520,680 469,103,134 477,599,917 (12,169,629) (3) (30,465,322) (6) 456,218,755 484,250,843 (28,032,088) (6) Common shares at period-end 443,913,525 457,903,826 461,116,723 466,007,984 474,120,616 (13,990,301) (3) (30,207,091) (6) 443,913,525 474,120,616 (30,207,091) (6) SHARE PRICE High $38.06 $36.89 $37.73 $39.69 $41.76 $1.17 3% ($3.70) (9%) $38.06 $48.23 ($10.17) (21%) Low 31.34 32.36 29.26 27.62 38.47 (1.02) (3) (7.13) (19) 29.26 38.47 (9.21) (24) Close 35.37 35.36 32.50 29.73 38.57 0.01 — (3.20) (8) 35.37 38.57 (3.20) (8) Market capitalization 15,701 16,191 14,986 13,854 18,287 (490) (3) (2,586) (14) 15,701 18,287 (2,586) (14) SEGMENT NET INCOME Consumer Banking $251 $213 $202 $193 $207 $38 18% $44 21% $666 $574 $92 16% Commercial Banking 196 216 227 241 234 (20) (9) (38) (16) 639 686 (47) (7) Other 2 24 10 31 2 (22) (92) — — 36 (4) 40 NM NET INCOME $449 $453 $439 $465 $443 ($4) (1%) $6 1% $1,341 $1,256 $85 7% 1 These are non-GAAP financial measures. For further information on these measures, refer to Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations at the end of this document. 3CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except share, per-share and ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % SELECTED OPERATING DATA Total revenue $1,638 $1,628 $1,588 $1,593 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Noninterest expense 973 951 937 951 910 22 2 63 7 2,861 2,668 193 7 Profit before provision for credit losses 665 677 651 642 654 (12) (2) 11 2 1,993 1,867 126 7 Provision for credit losses 101 97 85 85 78 4 4 23 29 283 241 42 17 NET INCOME 449 453 439 465 443 (4) (1) 6 1 1,341 1,256 85 7 1 Net income, Underlying 453 458 443 474 450 (5) (1) 3 1 1,354 1,263 91 7 Net income available to common stockholders 432 435 424 450 436 (3) (1) (4) (1) 1,291 1,242 49 4 Net income available to common 1 436 440 428 459 443 (4) (1) (7) (2) 1,304 1,249 55 4 stockholders, Underlying PER COMMON SHARE DATA Basic earnings $0.97 $0.95 $0.92 $0.96 $0.92 $0.02 2% $0.05 5% $2.84 $2.57 $0.27 11% Diluted earnings 0.97 0.95 0.92 0.96 0.91 0.02 2 0.06 7 2.83 2.57 0.26 10 1 Basic earnings, Underlying 0.98 0.96 0.93 0.98 0.93 0.02 2 0.05 5 2.87 2.59 0.28 11 1 Diluted earnings, Underlying 0.98 0.96 0.93 0.98 0.93 0.02 2 0.05 5 2.86 2.58 0.28 11 Cash dividends declared and paid per common share 0.36 0.32 0.32 0.27 0.27 0.04 13 0.09 33 1.00 0.71 0.29 41 Book value per common share 46.67 45.61 44.24 42.87 41.62 1.06 2 5.05 12 46.67 41.62 5.05 12 Tangible book value per common share 31.48 30.88 29.60 28.73 27.66 0.60 2 3.82 14 31.48 27.66 3.82 14 Dividend payout ratio 37% 34% 35% 28% 29% 300 bps 800 bps 35% 28% 700 bps 1 Dividend payout ratio, Underlying 37 33 34 27 29 400 bps 800 bps 35 27 800 bps COMMON SHARES OUTSTANDING Average: Basic 445,703,987 458,154,335 460,713,172 467,338,825 475,957,526 (12,450,348) (3%) (30,253,539) (6%) 454,802,186 482,691,884 (27,889,698) (6%) Diluted 447,134,595 459,304,224 462,520,680 469,103,134 477,599,917 (12,169,629) (3) (30,465,322) (6) 456,218,755 484,250,843 (28,032,088) (6) Common shares at period-end 443,913,525 457,903,826 461,116,723 466,007,984 474,120,616 (13,990,301) (3) (30,207,091) (6) 443,913,525 474,120,616 (30,207,091) (6) SHARE PRICE High $38.06 $36.89 $37.73 $39.69 $41.76 $1.17 3% ($3.70) (9%) $38.06 $48.23 ($10.17) (21%) Low 31.34 32.36 29.26 27.62 38.47 (1.02) (3) (7.13) (19) 29.26 38.47 (9.21) (24) Close 35.37 35.36 32.50 29.73 38.57 0.01 — (3.20) (8) 35.37 38.57 (3.20) (8) Market capitalization 15,701 16,191 14,986 13,854 18,287 (490) (3) (2,586) (14) 15,701 18,287 (2,586) (14) SEGMENT NET INCOME Consumer Banking $251 $213 $202 $193 $207 $38 18% $44 21% $666 $574 $92 16% Commercial Banking 196 216 227 241 234 (20) (9) (38) (16) 639 686 (47) (7) Other 2 24 10 31 2 (22) (92) — — 36 (4) 40 NM NET INCOME $449 $453 $439 $465 $443 ($4) (1%) $6 1% $1,341 $1,256 $85 7% 1 These are non-GAAP financial measures. For further information on these measures, refer to Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations at the end of this document. 3

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % FINANCIAL RATIOS 1 Net interest margin 3.10% 3.20% 3.23% 3.23% 3.20% (10) bps (10) bps 3.18% 3.20% (2) bps 2 Net interest margin, FTE 3.12 3.21 3.25 3.25 3.22 (9) bps (10) bps 3.19 3.21 (2) bps Return on average common equity 8.35 8.54 8.62 9.16 8.82 (19) bps (47) bps 8.50 8.44 6 bps 3 Return on average common equity, Underlying 8.45 8.63 8.71 9.33 8.96 (18) bps (51) bps 8.59 8.48 11 bps Return on average tangible common equity 12.44 12.75 13.00 13.85 13.29 (31) bps (85) bps 12.72 12.64 8 bps Return on average tangible common equity, 3 Underlying 12.58 12.89 13.12 14.11 13.50 (31) bps (92) bps 12.86 12.71 15 bps Return on average total assets 1.10 1.13 1.11 1.17 1.13 (3) bps (3) bps 1.11 1.09 2 bps 3 Return on average total assets, Underlying 1.11 1.14 1.12 1.19 1.15 (3) bps (4) bps 1.12 1.10 2 bps Return on average total tangible assets 1.15 1.17 1.16 1.22 1.18 (2) bps (3) bps 1.16 1.14 2 bps 3 Return on average total tangible assets, Underlying 1.16 1.19 1.17 1.24 1.20 (3) bps (4) bps 1.17 1.15 2 bps Effective income tax rate 20.46 21.86 22.42 16.45 23.16 (140) bps (270) bps 21.58 22.77 (119) bps 3 Effective income tax rate, Underlying 22.29 21.89 22.44 21.91 23.20 40 bps (91) bps 22.20 22.78 (58) bps Efficiency ratio 59.40 58.41 59.00 59.69 58.20 99 bps 120 bps 58.94 58.84 10 bps 3 Efficiency ratio, Underlying 58.22 58.02 58.67 56.70 57.62 20 bps 60 bps 58.30 58.64 (34) bps Noninterest income as a % of total revenue 30% 28% 27% 26% 27% 200 bps 300 bps 29% 26% 300 bps CAPITAL RATIOS - PERIOD-END (PRELIMINARY) CET1 capital ratio 10.3% 10.5% 10.5% 10.6% 10.8% Tier 1 capital ratio 11.1 11.3 11.3 11.3 11.2 Total capital ratio 13.0 13.4 13.4 13.3 13.4 Tier 1 leverage ratio 9.9 10.1 10.0 10.0 9.9 SELECTED BALANCE SHEET DATA (PERIOD-END) Total assets $164,362 $162,749 $161,342 $160,518 $158,598 $1,613 1% $5,764 4% $164,362 $158,598 $5,764 4% Loans and leases: Commercial 56,733 56,963 57,689 56,783 55,405 (230) — 1,328 2 56,733 55,405 1,328 2 Retail 61,147 59,875 59,926 59,877 59,315 1,272 2 1,832 3 61,147 59,315 1,832 3 Total loans and leases 117,880 116,838 117,615 116,660 114,720 1,042 1 3,160 3 117,880 114,720 3,160 3 Deposits 124,714 124,004 123,916 119,575 117,075 710 1 7,639 7 124,714 117,075 7,639 7 4 Long-term borrowed funds 12,806 11,538 11,725 15,925 17,133 1,268 11 (4,327) (25) 12,806 17,133 (4,327) (25) Total stockholders' equity 21,851 22,017 21,531 20,817 20,276 (166) (1) 1,575 8 21,851 20,276 1,575 8 Loans-to-deposits ratio (period-end balances) 94.52% 94.22% 94.92% 97.56% 97.99% 30 bps (347) bps 94.52% 97.99% (347) bps Loans-to-deposits ratio (average balances) 94.62 95.64 97.70 98.41 97.38 (102) bps (276) bps 95.96 97.78 (182) bps Full-time equivalent colleagues 18,116 18,207 18,078 18,140 18,332 (91) — (216) (1) 18,116 18,332 (216) (1) 1 Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation. 2 Net interest income and net interest margin is presented on a fully taxable-equivalent ( FTE ) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented. 3 These are non-GAAP financial measures. For further information on these measures, refer to Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations at the end of this document. 4 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 4CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % FINANCIAL RATIOS 1 Net interest margin 3.10% 3.20% 3.23% 3.23% 3.20% (10) bps (10) bps 3.18% 3.20% (2) bps 2 Net interest margin, FTE 3.12 3.21 3.25 3.25 3.22 (9) bps (10) bps 3.19 3.21 (2) bps Return on average common equity 8.35 8.54 8.62 9.16 8.82 (19) bps (47) bps 8.50 8.44 6 bps 3 Return on average common equity, Underlying 8.45 8.63 8.71 9.33 8.96 (18) bps (51) bps 8.59 8.48 11 bps Return on average tangible common equity 12.44 12.75 13.00 13.85 13.29 (31) bps (85) bps 12.72 12.64 8 bps Return on average tangible common equity, 3 Underlying 12.58 12.89 13.12 14.11 13.50 (31) bps (92) bps 12.86 12.71 15 bps Return on average total assets 1.10 1.13 1.11 1.17 1.13 (3) bps (3) bps 1.11 1.09 2 bps 3 Return on average total assets, Underlying 1.11 1.14 1.12 1.19 1.15 (3) bps (4) bps 1.12 1.10 2 bps Return on average total tangible assets 1.15 1.17 1.16 1.22 1.18 (2) bps (3) bps 1.16 1.14 2 bps 3 Return on average total tangible assets, Underlying 1.16 1.19 1.17 1.24 1.20 (3) bps (4) bps 1.17 1.15 2 bps Effective income tax rate 20.46 21.86 22.42 16.45 23.16 (140) bps (270) bps 21.58 22.77 (119) bps 3 Effective income tax rate, Underlying 22.29 21.89 22.44 21.91 23.20 40 bps (91) bps 22.20 22.78 (58) bps Efficiency ratio 59.40 58.41 59.00 59.69 58.20 99 bps 120 bps 58.94 58.84 10 bps 3 Efficiency ratio, Underlying 58.22 58.02 58.67 56.70 57.62 20 bps 60 bps 58.30 58.64 (34) bps Noninterest income as a % of total revenue 30% 28% 27% 26% 27% 200 bps 300 bps 29% 26% 300 bps CAPITAL RATIOS - PERIOD-END (PRELIMINARY) CET1 capital ratio 10.3% 10.5% 10.5% 10.6% 10.8% Tier 1 capital ratio 11.1 11.3 11.3 11.3 11.2 Total capital ratio 13.0 13.4 13.4 13.3 13.4 Tier 1 leverage ratio 9.9 10.1 10.0 10.0 9.9 SELECTED BALANCE SHEET DATA (PERIOD-END) Total assets $164,362 $162,749 $161,342 $160,518 $158,598 $1,613 1% $5,764 4% $164,362 $158,598 $5,764 4% Loans and leases: Commercial 56,733 56,963 57,689 56,783 55,405 (230) — 1,328 2 56,733 55,405 1,328 2 Retail 61,147 59,875 59,926 59,877 59,315 1,272 2 1,832 3 61,147 59,315 1,832 3 Total loans and leases 117,880 116,838 117,615 116,660 114,720 1,042 1 3,160 3 117,880 114,720 3,160 3 Deposits 124,714 124,004 123,916 119,575 117,075 710 1 7,639 7 124,714 117,075 7,639 7 4 Long-term borrowed funds 12,806 11,538 11,725 15,925 17,133 1,268 11 (4,327) (25) 12,806 17,133 (4,327) (25) Total stockholders' equity 21,851 22,017 21,531 20,817 20,276 (166) (1) 1,575 8 21,851 20,276 1,575 8 Loans-to-deposits ratio (period-end balances) 94.52% 94.22% 94.92% 97.56% 97.99% 30 bps (347) bps 94.52% 97.99% (347) bps Loans-to-deposits ratio (average balances) 94.62 95.64 97.70 98.41 97.38 (102) bps (276) bps 95.96 97.78 (182) bps Full-time equivalent colleagues 18,116 18,207 18,078 18,140 18,332 (91) — (216) (1) 18,116 18,332 (216) (1) 1 Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation. 2 Net interest income and net interest margin is presented on a fully taxable-equivalent ( FTE ) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented. 3 These are non-GAAP financial measures. For further information on these measures, refer to Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations at the end of this document. 4 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 4

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % INTEREST INCOME Interest and fees on loans and leases $1,356 $1,392 $1,381 $1,347 $1,287 ($36) (3%) $69 5% $4,129 $3,663 $466 13% Interest and fees on loans held for sale 19 15 11 14 14 4 27 5 36 45 23 22 96 Interest and fees on other loans held for sale 2 2 4 1 2 — — — — 8 9 (1) (11) Investment securities 153 164 166 172 167 (11) (7) (14) (8) 483 500 (17) (3) Interest-bearing deposits in banks 8 7 8 8 7 1 14 1 14 23 21 2 10 Total interest income 1,538 1,580 1,570 1,542 1,477 (42) (3) 61 4 4,688 4,216 472 11 INTEREST EXPENSE Deposits 297 308 287 245 214 (11) (4) 83 39 892 540 352 65 Federal funds purchased and securities sold under agreements to repurchase 2 3 2 2 2 (1) (33) — — 7 4 3 75 1 Other short-term borrowed funds — 1 — 2 4 (1) (100) (4) (100) 1 7 (6) (86) 1 Long-term borrowed funds 94 102 121 121 109 (8) (8) (15) (14) 317 305 12 4 Total interest expense 393 414 410 370 329 (21) (5) 64 19 1,217 856 361 42 Net interest income 1,145 1,166 1,160 1,172 1,148 (21) (2) (3) — 3,471 3,360 111 3 NONINTEREST INCOME Service charges and fees 128 126 123 131 131 2 2 (3) (2) 377 382 (5) (1) Card fees 67 64 59 62 61 3 5 6 10 190 182 8 4 Capital markets fees 39 57 54 45 47 (18) (32) (8) (17) 150 134 16 12 Trust and investment services fees 50 53 47 43 45 (3) (6) 5 11 150 128 22 17 Mortgage banking fees 117 62 43 51 49 55 89 68 139 222 101 121 120 Letter of credit and loan fees 34 33 33 34 32 1 3 2 6 100 94 6 6 Foreign exchange and interest rate products 35 35 36 34 31 — — 4 13 106 92 14 15 Securities gains, net 3 4 8 6 3 (1) (25) — — 15 13 2 15 Other income 20 28 25 15 17 (8) (29) 3 18 73 49 24 49 Total noninterest income 493 462 428 421 416 31 7 77 19 1,383 1,175 208 18 TOTAL REVENUE 1,638 1,628 1,588 1,593 1,564 10 1 74 5 4,854 4,535 319 7 Provision for credit losses 101 97 85 85 78 4 4 23 29 283 241 42 17 NONINTEREST EXPENSE Salaries and employee benefits 508 507 509 483 474 1 — 34 7 1,524 1,397 127 9 2 Equipment and software expense 130 126 125 124 117 4 3 13 11 381 340 41 12 Outside services 128 118 110 135 107 10 8 21 20 356 312 44 14 Occupancy 80 82 83 92 81 (2) (2) (1) (1) 245 241 4 2 Other operating expense 127 118 110 117 131 9 8 (4) (3) 355 378 (23) (6) Total noninterest expense 973 951 937 951 910 22 2 63 7 2,861 2,668 193 7 Income before income tax expense 564 580 566 557 576 (16) (3) (12) (2) 1,710 1,626 84 5 Income tax expense 115 127 127 92 133 (12) (9) (18) (14) 369 370 (1) — Net income $449 $453 $439 $465 $443 ($4) (1%) $6 1% $1,341 $1,256 $85 7% 3 Net income, Underlying $453 $458 $443 $474 $450 ($5) (1%) $3 1% $1,354 $1,263 $91 7% Net income available to common stockholders $432 $435 $424 $450 $436 ($3) (1%) ($4) (1%) $1,291 $1,242 $49 4% 3 Net income available to common stockholders, Underlying $436 $440 $428 $459 $443 ($4) (1%) ($7) (2%) $1,304 $1,249 $55 4% 1 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 2 Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation. 3 These are non-GAAP financial measures. For further information on these measures, refer to Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations at the end of this document. 5CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % INTEREST INCOME Interest and fees on loans and leases $1,356 $1,392 $1,381 $1,347 $1,287 ($36) (3%) $69 5% $4,129 $3,663 $466 13% Interest and fees on loans held for sale 19 15 11 14 14 4 27 5 36 45 23 22 96 Interest and fees on other loans held for sale 2 2 4 1 2 — — — — 8 9 (1) (11) Investment securities 153 164 166 172 167 (11) (7) (14) (8) 483 500 (17) (3) Interest-bearing deposits in banks 8 7 8 8 7 1 14 1 14 23 21 2 10 Total interest income 1,538 1,580 1,570 1,542 1,477 (42) (3) 61 4 4,688 4,216 472 11 INTEREST EXPENSE Deposits 297 308 287 245 214 (11) (4) 83 39 892 540 352 65 Federal funds purchased and securities sold under agreements to repurchase 2 3 2 2 2 (1) (33) — — 7 4 3 75 1 Other short-term borrowed funds — 1 — 2 4 (1) (100) (4) (100) 1 7 (6) (86) 1 Long-term borrowed funds 94 102 121 121 109 (8) (8) (15) (14) 317 305 12 4 Total interest expense 393 414 410 370 329 (21) (5) 64 19 1,217 856 361 42 Net interest income 1,145 1,166 1,160 1,172 1,148 (21) (2) (3) — 3,471 3,360 111 3 NONINTEREST INCOME Service charges and fees 128 126 123 131 131 2 2 (3) (2) 377 382 (5) (1) Card fees 67 64 59 62 61 3 5 6 10 190 182 8 4 Capital markets fees 39 57 54 45 47 (18) (32) (8) (17) 150 134 16 12 Trust and investment services fees 50 53 47 43 45 (3) (6) 5 11 150 128 22 17 Mortgage banking fees 117 62 43 51 49 55 89 68 139 222 101 121 120 Letter of credit and loan fees 34 33 33 34 32 1 3 2 6 100 94 6 6 Foreign exchange and interest rate products 35 35 36 34 31 — — 4 13 106 92 14 15 Securities gains, net 3 4 8 6 3 (1) (25) — — 15 13 2 15 Other income 20 28 25 15 17 (8) (29) 3 18 73 49 24 49 Total noninterest income 493 462 428 421 416 31 7 77 19 1,383 1,175 208 18 TOTAL REVENUE 1,638 1,628 1,588 1,593 1,564 10 1 74 5 4,854 4,535 319 7 Provision for credit losses 101 97 85 85 78 4 4 23 29 283 241 42 17 NONINTEREST EXPENSE Salaries and employee benefits 508 507 509 483 474 1 — 34 7 1,524 1,397 127 9 2 Equipment and software expense 130 126 125 124 117 4 3 13 11 381 340 41 12 Outside services 128 118 110 135 107 10 8 21 20 356 312 44 14 Occupancy 80 82 83 92 81 (2) (2) (1) (1) 245 241 4 2 Other operating expense 127 118 110 117 131 9 8 (4) (3) 355 378 (23) (6) Total noninterest expense 973 951 937 951 910 22 2 63 7 2,861 2,668 193 7 Income before income tax expense 564 580 566 557 576 (16) (3) (12) (2) 1,710 1,626 84 5 Income tax expense 115 127 127 92 133 (12) (9) (18) (14) 369 370 (1) — Net income $449 $453 $439 $465 $443 ($4) (1%) $6 1% $1,341 $1,256 $85 7% 3 Net income, Underlying $453 $458 $443 $474 $450 ($5) (1%) $3 1% $1,354 $1,263 $91 7% Net income available to common stockholders $432 $435 $424 $450 $436 ($3) (1%) ($4) (1%) $1,291 $1,242 $49 4% 3 Net income available to common stockholders, Underlying $436 $440 $428 $459 $443 ($4) (1%) ($7) (2%) $1,304 $1,249 $55 4% 1 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 2 Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation. 3 These are non-GAAP financial measures. For further information on these measures, refer to Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations at the end of this document. 5

CONSOLIDATED BALANCE SHEETS (unaudited) (in millions) AS OF SEPTEMBER 30, 2019 CHANGE PERIOD-END BALANCES Sept 30, 2019 June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sept 30, 2018 June 30, 2019 September 30, 2018 $ % $ % ASSETS Cash and due from banks $1,638 $996 $923 $1,081 $976 $642 64% $662 68% Interest-bearing cash and due from banks 2,204 2,039 1,513 2,993 3,015 165 8 (811) (27) Interest-bearing deposits in banks 158 186 167 148 142 (28) (15) 16 11 Debt securities available for sale, at fair value 21,502 21,698 21,504 19,895 20,152 (196) (1) 1,350 7 Debt securities held to maturity 3,319 3,447 3,345 4,165 4,284 (128) (4) (965) (23) Equity securities, at fair value 47 47 198 181 175 — — (128) (73) Equity securities, at cost 734 706 604 834 874 28 4 (140) (16) Loans held for sale, at fair value 1,993 1,750 1,186 1,219 1,303 243 14 690 53 Other loans held for sale 22 455 66 101 27 (433) (95) (5) (19) Loans and leases 117,880 116,838 117,615 116,660 114,720 1,042 1 3,160 3 Less: Allowance for loan and lease losses (1,263) (1,227) (1,245) (1,242) (1,242) (36) (3) (21) (2) Net loans and leases 116,617 115,611 116,370 115,418 113,478 1,006 1 3,139 3 Derivative assets 1,027 833 465 317 173 194 23 854 NM Premises and equipment 747 740 746 791 753 7 1 (6) (1) Bank-owned life insurance 1,720 1,711 1,705 1,698 1,687 9 1 33 2 Goodwill 7,044 7,040 7,040 6,923 6,946 4 — 98 1 Due from broker 257 249 92 — — 8 3 257 100 Other assets 5,333 5,241 5,418 4,754 4,613 92 2 720 16 TOTAL ASSETS $164,362 $162,749 $161,342 $160,518 $158,598 $1,613 1% $5,764 4% LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Deposits: Noninterest-bearing $29,939 $28,192 $28,383 $29,458 $29,785 $1,747 6% $154 1% Interest-bearing 94,775 95,812 95,533 90,117 87,290 (1,037) (1) 7,485 9 Total deposits 124,714 124,004 123,916 119,575 117,075 710 1 7,639 7 1 Federal funds purchased and securities sold under agreements to repurchase 867 1,132 668 1,156 374 (265) (23) 493 132 2 Other short-term borrowed funds 210 309 11 161 512 (99) (32) (302) (59) Derivative liabilities 161 106 173 292 449 55 52 (288) (64) Deferred taxes, net 752 767 676 573 430 (15) (2) 322 75 2 Long-term borrowed funds 12,806 11,538 11,725 15,925 17,133 1,268 11 (4,327) (25) Due to broker 206 257 93 — 381 (51) (20) (175) (46) Other liabilities 2,795 2,619 2,549 2,019 1,968 176 7 827 42 TOTAL LIABILITIES 142,511 140,732 139,811 139,701 138,322 1,779 1 4,189 3 STOCKHOLDERS' EQUITY Preferred stock: $25.00 par value, 100,000,000 shares authorized for each of the periods presented 1,133 1,133 1,132 840 543 — — 590 109 Common stock: $0.01 par value, 1,000,000,000 shares authorized for each of the periods 6 6 6 6 6 — — — — Additional paid-in capital 18,876 18,860 18,847 18,815 18,816 16 — 60 — Retained earnings 6,229 5,959 5,672 5,385 5,062 270 5 1,167 23 Treasury stock, at cost (3,953) (3,453) (3,333) (3,133) (2,833) (500) (14) (1,120) (40) Accumulated other comprehensive loss (440) (488) (793) (1,096) (1,318) 48 10 878 67 TOTAL STOCKHOLDERS' EQUITY 21,851 22,017 21,531 20,817 20,276 (166) (1) 1,575 8 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $164,362 $162,749 $161,342 $160,518 $158,598 $1,613 1% $5,764 4% Memo: Total tangible common equity $13,976 $14,141 $13,649 $13,389 $13,117 ($165) (1%) $859 7% 1 Balances are net of certain short-term receivables associated with reverse repurchase agreements. 2 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 6CONSOLIDATED BALANCE SHEETS (unaudited) (in millions) AS OF SEPTEMBER 30, 2019 CHANGE PERIOD-END BALANCES Sept 30, 2019 June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sept 30, 2018 June 30, 2019 September 30, 2018 $ % $ % ASSETS Cash and due from banks $1,638 $996 $923 $1,081 $976 $642 64% $662 68% Interest-bearing cash and due from banks 2,204 2,039 1,513 2,993 3,015 165 8 (811) (27) Interest-bearing deposits in banks 158 186 167 148 142 (28) (15) 16 11 Debt securities available for sale, at fair value 21,502 21,698 21,504 19,895 20,152 (196) (1) 1,350 7 Debt securities held to maturity 3,319 3,447 3,345 4,165 4,284 (128) (4) (965) (23) Equity securities, at fair value 47 47 198 181 175 — — (128) (73) Equity securities, at cost 734 706 604 834 874 28 4 (140) (16) Loans held for sale, at fair value 1,993 1,750 1,186 1,219 1,303 243 14 690 53 Other loans held for sale 22 455 66 101 27 (433) (95) (5) (19) Loans and leases 117,880 116,838 117,615 116,660 114,720 1,042 1 3,160 3 Less: Allowance for loan and lease losses (1,263) (1,227) (1,245) (1,242) (1,242) (36) (3) (21) (2) Net loans and leases 116,617 115,611 116,370 115,418 113,478 1,006 1 3,139 3 Derivative assets 1,027 833 465 317 173 194 23 854 NM Premises and equipment 747 740 746 791 753 7 1 (6) (1) Bank-owned life insurance 1,720 1,711 1,705 1,698 1,687 9 1 33 2 Goodwill 7,044 7,040 7,040 6,923 6,946 4 — 98 1 Due from broker 257 249 92 — — 8 3 257 100 Other assets 5,333 5,241 5,418 4,754 4,613 92 2 720 16 TOTAL ASSETS $164,362 $162,749 $161,342 $160,518 $158,598 $1,613 1% $5,764 4% LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Deposits: Noninterest-bearing $29,939 $28,192 $28,383 $29,458 $29,785 $1,747 6% $154 1% Interest-bearing 94,775 95,812 95,533 90,117 87,290 (1,037) (1) 7,485 9 Total deposits 124,714 124,004 123,916 119,575 117,075 710 1 7,639 7 1 Federal funds purchased and securities sold under agreements to repurchase 867 1,132 668 1,156 374 (265) (23) 493 132 2 Other short-term borrowed funds 210 309 11 161 512 (99) (32) (302) (59) Derivative liabilities 161 106 173 292 449 55 52 (288) (64) Deferred taxes, net 752 767 676 573 430 (15) (2) 322 75 2 Long-term borrowed funds 12,806 11,538 11,725 15,925 17,133 1,268 11 (4,327) (25) Due to broker 206 257 93 — 381 (51) (20) (175) (46) Other liabilities 2,795 2,619 2,549 2,019 1,968 176 7 827 42 TOTAL LIABILITIES 142,511 140,732 139,811 139,701 138,322 1,779 1 4,189 3 STOCKHOLDERS' EQUITY Preferred stock: $25.00 par value, 100,000,000 shares authorized for each of the periods presented 1,133 1,133 1,132 840 543 — — 590 109 Common stock: $0.01 par value, 1,000,000,000 shares authorized for each of the periods 6 6 6 6 6 — — — — Additional paid-in capital 18,876 18,860 18,847 18,815 18,816 16 — 60 — Retained earnings 6,229 5,959 5,672 5,385 5,062 270 5 1,167 23 Treasury stock, at cost (3,953) (3,453) (3,333) (3,133) (2,833) (500) (14) (1,120) (40) Accumulated other comprehensive loss (440) (488) (793) (1,096) (1,318) 48 10 878 67 TOTAL STOCKHOLDERS' EQUITY 21,851 22,017 21,531 20,817 20,276 (166) (1) 1,575 8 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $164,362 $162,749 $161,342 $160,518 $158,598 $1,613 1% $5,764 4% Memo: Total tangible common equity $13,976 $14,141 $13,649 $13,389 $13,117 ($165) (1%) $859 7% 1 Balances are net of certain short-term receivables associated with reverse repurchase agreements. 2 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 6

LOANS AND DEPOSITS (in millions) PERIOD-END BALANCES AS OF SEPTEMBER 30, 2019 CHANGE Sept 30, 2019 June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sept 30, 2018 June 30, 2019 September 30, 2018 $ % $ % LOANS AND LEASES Commercial $41,356 $41,156 $41,497 $40,857 $39,770 $200 —% $1,586 4% Commercial real estate 12,820 13,123 13,372 13,023 12,630 (303) (2) 190 2 Leases 2,557 2,684 2,820 2,903 3,005 (127) (5) (448) (15) Total commercial loans and leases 56,733 56,963 57,689 56,783 55,405 (230) — 1,328 2 Residential mortgages 19,699 19,192 19,174 18,978 18,493 507 3 1,206 7 Home equity loans 876 938 1,006 1,073 1,131 (62) (7) (255) (23) Home equity lines of credit 12,148 12,266 12,394 12,710 12,863 (118) (1) (715) (6) 1 Home equity loans serviced by others 318 348 375 399 429 (30) (9) (111) (26) 1 Home equity lines of credit serviced by others 81 88 95 104 114 (7) (8) (33) (29) Automobile 12,070 12,000 11,992 12,106 12,255 70 1 (185) (2) Education 9,729 9,305 9,274 8,900 8,712 424 5 1,017 12 Credit card 2,133 2,046 1,982 1,991 1,911 87 4 222 12 Other retail 4,093 3,692 3,634 3,616 3,407 401 11 686 20 Total retail loans 61,147 59,875 59,926 59,877 59,315 1,272 2 1,832 3 Total loans and leases $117,880 $116,838 $117,615 $116,660 $114,720 $1,042 1% $3,160 3% Loans held for sale, at fair value 1,993 1,750 1,186 1,219 1,303 243 14 690 53 Other loans held for sale 22 455 66 101 27 (433) (95) (5) (19) Loans and leases and loans held for sale $119,895 $119,043 $118,867 $117,980 $116,050 $852 1% $3,845 3% DEPOSITS Demand $29,939 $28,192 $28,383 $29,458 $29,785 $1,747 6% $154 1% Checking with interest 24,403 25,021 23,482 23,067 22,323 (618) (2) 2,080 9 Regular savings 13,479 13,495 13,239 12,007 10,523 (16) — 2,956 28 Money market accounts 36,826 35,329 35,972 35,701 35,613 1,497 4 1,213 3 Term deposits 20,067 21,967 22,840 19,342 18,831 (1,900) (9) 1,236 7 Total deposits $124,714 $124,004 $123,916 $119,575 $117,075 $710 1% $7,639 7% 1 Our Serviced by Others ( SBO ) portfolio consists of purchased loans and lines of credit that were originally serviced by others. 7LOANS AND DEPOSITS (in millions) PERIOD-END BALANCES AS OF SEPTEMBER 30, 2019 CHANGE Sept 30, 2019 June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sept 30, 2018 June 30, 2019 September 30, 2018 $ % $ % LOANS AND LEASES Commercial $41,356 $41,156 $41,497 $40,857 $39,770 $200 —% $1,586 4% Commercial real estate 12,820 13,123 13,372 13,023 12,630 (303) (2) 190 2 Leases 2,557 2,684 2,820 2,903 3,005 (127) (5) (448) (15) Total commercial loans and leases 56,733 56,963 57,689 56,783 55,405 (230) — 1,328 2 Residential mortgages 19,699 19,192 19,174 18,978 18,493 507 3 1,206 7 Home equity loans 876 938 1,006 1,073 1,131 (62) (7) (255) (23) Home equity lines of credit 12,148 12,266 12,394 12,710 12,863 (118) (1) (715) (6) 1 Home equity loans serviced by others 318 348 375 399 429 (30) (9) (111) (26) 1 Home equity lines of credit serviced by others 81 88 95 104 114 (7) (8) (33) (29) Automobile 12,070 12,000 11,992 12,106 12,255 70 1 (185) (2) Education 9,729 9,305 9,274 8,900 8,712 424 5 1,017 12 Credit card 2,133 2,046 1,982 1,991 1,911 87 4 222 12 Other retail 4,093 3,692 3,634 3,616 3,407 401 11 686 20 Total retail loans 61,147 59,875 59,926 59,877 59,315 1,272 2 1,832 3 Total loans and leases $117,880 $116,838 $117,615 $116,660 $114,720 $1,042 1% $3,160 3% Loans held for sale, at fair value 1,993 1,750 1,186 1,219 1,303 243 14 690 53 Other loans held for sale 22 455 66 101 27 (433) (95) (5) (19) Loans and leases and loans held for sale $119,895 $119,043 $118,867 $117,980 $116,050 $852 1% $3,845 3% DEPOSITS Demand $29,939 $28,192 $28,383 $29,458 $29,785 $1,747 6% $154 1% Checking with interest 24,403 25,021 23,482 23,067 22,323 (618) (2) 2,080 9 Regular savings 13,479 13,495 13,239 12,007 10,523 (16) — 2,956 28 Money market accounts 36,826 35,329 35,972 35,701 35,613 1,497 4 1,213 3 Term deposits 20,067 21,967 22,840 19,342 18,831 (1,900) (9) 1,236 7 Total deposits $124,714 $124,004 $123,916 $119,575 $117,075 $710 1% $7,639 7% 1 Our Serviced by Others ( SBO ) portfolio consists of purchased loans and lines of credit that were originally serviced by others. 7

AVERAGE BALANCE SHEETS (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % ASSETS Interest-bearing cash and due from banks and deposits in banks $1,474 $1,229 $1,497 $1,467 $1,604 $245 20% ($130) (8%) $1,400 $1,616 ($216) (13%) Taxable investment securities 25,635 25,620 25,136 25,081 25,225 15 — 410 2 25,466 25,284 182 1 Non-taxable investment securities 5 5 5 5 6 — — (1) (17) 5 6 (1) (17) Total investment securities 25,640 25,625 25,141 25,086 25,231 15 — 409 2 25,471 25,290 181 1 Investment securities and interest-bearing deposits 27,114 26,854 26,638 26,553 26,835 260 1 279 1 26,871 26,906 (35) — Commercial 41,476 41,755 41,562 40,472 39,592 (279) (1) 1,884 5 41,597 38,990 2,607 7 Commercial real estate 12,892 13,379 13,272 12,900 12,656 (487) (4) 236 2 13,179 12,096 1,083 9 Leases 2,615 2,745 2,873 2,938 3,028 (130) (5) (413) (14) 2,744 3,071 (327) (11) Total commercial loans and leases 56,983 57,879 57,707 56,310 55,276 (896) (2) 1,707 3 57,520 54,157 3,363 6 Residential mortgages 19,405 19,232 19,094 18,713 18,147 173 1 1,258 7 19,245 17,603 1,642 9 Home equity loans 906 971 1,039 1,101 1,168 (65) (7) (262) (22) 971 1,253 (282) (23) Home equity lines of credit 12,182 12,332 12,552 12,790 12,925 (150) (1) (743) (6) 12,354 13,129 (775) (6) Home equity loans serviced by others 330 359 385 411 444 (29) (8) (114) (26) 358 481 (123) (26) Home equity lines of credit serviced by others 83 92 99 108 118 (9) (10) (35) (30) 91 130 (39) (30) Automobile 12,036 11,984 12,070 12,179 12,379 52 — (343) (3) 12,030 12,681 (651) (5) Education 9,459 9,235 9,069 8,801 8,481 224 2 978 12 9,256 8,380 876 10 Credit cards 2,103 2,041 1,998 1,973 1,909 62 3 194 10 2,048 1,864 184 10 Other retail 3,770 3,658 3,636 3,507 3,124 112 3 646 21 3,688 2,980 708 24 Total retail loans 60,274 59,904 59,942 59,583 58,695 370 1 1,579 3 60,041 58,501 1,540 3 Total loans and leases 117,257 117,783 117,649 115,893 113,971 (526) — 3,286 3 117,561 112,658 4,903 4 Loans held for sale, at fair value 1,970 1,528 1,035 1,245 1,228 442 29 742 60 1,514 709 805 114 Other loans held for sale 134 158 191 79 129 (24) (15) 5 4 161 193 (32) (17) Total interest-earning assets 146,475 146,323 145,513 143,770 142,163 152 — 4,312 3 146,107 140,466 5,641 4 Allowance for loan and lease losses (1,226) (1,247) (1,243) (1,241) (1,255) 21 2 29 2 (1,239) (1,246) 7 1 Goodwill 7,044 7,040 7,018 6,946 6,926 4 — 118 2 7,034 6,900 134 2 Other noninterest-earning assets 9,817 9,373 9,127 8,257 7,790 444 5 2,027 26 9,442 7,362 2,080 28 TOTAL ASSETS $162,110 $161,489 $160,415 $157,732 $155,624 $621 —% $6,486 4% $161,344 $153,482 $7,862 5% LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Checking with interest $23,422 $23,919 $22,987 $21,792 $21,780 ($497) (2%) $1,642 8% $23,444 $21,877 $1,567 7% Money market accounts 37,161 35,228 35,209 35,929 36,593 1,933 5 568 2 35,873 36,689 (816) (2) Regular savings 13,442 13,324 12,626 11,220 10,198 118 1 3,244 32 13,134 9,907 3,227 33 Term deposits 20,951 22,292 21,127 19,000 18,764 (1,341) (6) 2,187 12 21,456 17,710 3,746 21 Total interest-bearing deposits 94,976 94,763 91,949 87,941 87,335 213 — 7,641 9 93,907 86,183 7,724 9 Federal funds purchased and securities sold under agreements to 1 487 818 640 821 643 (331) (40) (156) (24) 648 598 50 8 repurchase 2 Other short-term borrowed funds 113 45 58 341 748 68 151 (635) (85) 72 509 (437) (86) 2 Long-term borrowed funds 12,134 12,386 14,736 15,573 14,284 (252) (2) (2,150) (15) 13,076 14,535 (1,459) (10) Total borrowed funds 12,734 13,249 15,434 16,735 15,675 (515) (4) (2,941) (19) 13,796 15,642 (1,846) (12) Total interest-bearing liabilities 107,710 108,012 107,383 104,676 103,010 (302) — 4,700 5 107,703 101,825 5,878 6 Total demand deposits 28,945 28,389 28,465 29,824 29,703 556 2 (758) (3) 28,601 29,031 (430) (1) Other liabilities 3,789 3,536 3,584 2,948 2,769 253 7 1,020 37 3,637 2,551 1,086 43 TOTAL LIABILITIES 140,444 139,937 139,432 137,448 135,482 507 — 4,962 4 139,941 133,407 6,534 5 STOCKHOLDERS' EQUITY 21,666 21,552 20,983 20,284 20,142 114 1 1,524 8 21,403 20,075 1,328 7 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $162,110 $161,489 $160,415 $157,732 $155,624 $621 —% $6,486 4% $161,344 $153,482 $7,862 5% Memo: Total loans and leases, including loans held for sale $119,361 $119,469 $118,875 $117,217 $115,328 ($108) —% $4,033 3% $119,236 $113,560 $5,676 5% Total deposits (interest-bearing and demand) $123,921 $123,152 $120,414 $117,765 $117,038 $769 1% $6,883 6% $122,508 $115,214 $7,294 6% Total average tangible common equity $13,788 $13,670 $13,233 $12,907 $13,011 $118 1% $777 6% $13,566 $13,136 $430 3% 1 Balances are net of certain short-term receivables associated with reverse repurchase agreements. 2 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 8AVERAGE BALANCE SHEETS (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % ASSETS Interest-bearing cash and due from banks and deposits in banks $1,474 $1,229 $1,497 $1,467 $1,604 $245 20% ($130) (8%) $1,400 $1,616 ($216) (13%) Taxable investment securities 25,635 25,620 25,136 25,081 25,225 15 — 410 2 25,466 25,284 182 1 Non-taxable investment securities 5 5 5 5 6 — — (1) (17) 5 6 (1) (17) Total investment securities 25,640 25,625 25,141 25,086 25,231 15 — 409 2 25,471 25,290 181 1 Investment securities and interest-bearing deposits 27,114 26,854 26,638 26,553 26,835 260 1 279 1 26,871 26,906 (35) — Commercial 41,476 41,755 41,562 40,472 39,592 (279) (1) 1,884 5 41,597 38,990 2,607 7 Commercial real estate 12,892 13,379 13,272 12,900 12,656 (487) (4) 236 2 13,179 12,096 1,083 9 Leases 2,615 2,745 2,873 2,938 3,028 (130) (5) (413) (14) 2,744 3,071 (327) (11) Total commercial loans and leases 56,983 57,879 57,707 56,310 55,276 (896) (2) 1,707 3 57,520 54,157 3,363 6 Residential mortgages 19,405 19,232 19,094 18,713 18,147 173 1 1,258 7 19,245 17,603 1,642 9 Home equity loans 906 971 1,039 1,101 1,168 (65) (7) (262) (22) 971 1,253 (282) (23) Home equity lines of credit 12,182 12,332 12,552 12,790 12,925 (150) (1) (743) (6) 12,354 13,129 (775) (6) Home equity loans serviced by others 330 359 385 411 444 (29) (8) (114) (26) 358 481 (123) (26) Home equity lines of credit serviced by others 83 92 99 108 118 (9) (10) (35) (30) 91 130 (39) (30) Automobile 12,036 11,984 12,070 12,179 12,379 52 — (343) (3) 12,030 12,681 (651) (5) Education 9,459 9,235 9,069 8,801 8,481 224 2 978 12 9,256 8,380 876 10 Credit cards 2,103 2,041 1,998 1,973 1,909 62 3 194 10 2,048 1,864 184 10 Other retail 3,770 3,658 3,636 3,507 3,124 112 3 646 21 3,688 2,980 708 24 Total retail loans 60,274 59,904 59,942 59,583 58,695 370 1 1,579 3 60,041 58,501 1,540 3 Total loans and leases 117,257 117,783 117,649 115,893 113,971 (526) — 3,286 3 117,561 112,658 4,903 4 Loans held for sale, at fair value 1,970 1,528 1,035 1,245 1,228 442 29 742 60 1,514 709 805 114 Other loans held for sale 134 158 191 79 129 (24) (15) 5 4 161 193 (32) (17) Total interest-earning assets 146,475 146,323 145,513 143,770 142,163 152 — 4,312 3 146,107 140,466 5,641 4 Allowance for loan and lease losses (1,226) (1,247) (1,243) (1,241) (1,255) 21 2 29 2 (1,239) (1,246) 7 1 Goodwill 7,044 7,040 7,018 6,946 6,926 4 — 118 2 7,034 6,900 134 2 Other noninterest-earning assets 9,817 9,373 9,127 8,257 7,790 444 5 2,027 26 9,442 7,362 2,080 28 TOTAL ASSETS $162,110 $161,489 $160,415 $157,732 $155,624 $621 —% $6,486 4% $161,344 $153,482 $7,862 5% LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Checking with interest $23,422 $23,919 $22,987 $21,792 $21,780 ($497) (2%) $1,642 8% $23,444 $21,877 $1,567 7% Money market accounts 37,161 35,228 35,209 35,929 36,593 1,933 5 568 2 35,873 36,689 (816) (2) Regular savings 13,442 13,324 12,626 11,220 10,198 118 1 3,244 32 13,134 9,907 3,227 33 Term deposits 20,951 22,292 21,127 19,000 18,764 (1,341) (6) 2,187 12 21,456 17,710 3,746 21 Total interest-bearing deposits 94,976 94,763 91,949 87,941 87,335 213 — 7,641 9 93,907 86,183 7,724 9 Federal funds purchased and securities sold under agreements to 1 487 818 640 821 643 (331) (40) (156) (24) 648 598 50 8 repurchase 2 Other short-term borrowed funds 113 45 58 341 748 68 151 (635) (85) 72 509 (437) (86) 2 Long-term borrowed funds 12,134 12,386 14,736 15,573 14,284 (252) (2) (2,150) (15) 13,076 14,535 (1,459) (10) Total borrowed funds 12,734 13,249 15,434 16,735 15,675 (515) (4) (2,941) (19) 13,796 15,642 (1,846) (12) Total interest-bearing liabilities 107,710 108,012 107,383 104,676 103,010 (302) — 4,700 5 107,703 101,825 5,878 6 Total demand deposits 28,945 28,389 28,465 29,824 29,703 556 2 (758) (3) 28,601 29,031 (430) (1) Other liabilities 3,789 3,536 3,584 2,948 2,769 253 7 1,020 37 3,637 2,551 1,086 43 TOTAL LIABILITIES 140,444 139,937 139,432 137,448 135,482 507 — 4,962 4 139,941 133,407 6,534 5 STOCKHOLDERS' EQUITY 21,666 21,552 20,983 20,284 20,142 114 1 1,524 8 21,403 20,075 1,328 7 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $162,110 $161,489 $160,415 $157,732 $155,624 $621 —% $6,486 4% $161,344 $153,482 $7,862 5% Memo: Total loans and leases, including loans held for sale $119,361 $119,469 $118,875 $117,217 $115,328 ($108) —% $4,033 3% $119,236 $113,560 $5,676 5% Total deposits (interest-bearing and demand) $123,921 $123,152 $120,414 $117,765 $117,038 $769 1% $6,883 6% $122,508 $115,214 $7,294 6% Total average tangible common equity $13,788 $13,670 $13,233 $12,907 $13,011 $118 1% $777 6% $13,566 $13,136 $430 3% 1 Balances are net of certain short-term receivables associated with reverse repurchase agreements. 2 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 8

AVERAGE ANNUALIZED YIELDS AND RATES (in millions, except rates) FOR THE NINE MONTHS ENDED QUARTERLY TRENDS SEPTEMBER 30, 3Q19 2Q19 1Q19 4Q18 3Q18 2019 2018 Income/ Income/ Income/ Income/ Income/ Income/ Income/ Rate Expense Rate Expense Rate Expense Rate Expense Rate Expense Rate Expense Rate Expense INTEREST-EARNING ASSETS Interest-bearing cash and due from banks and deposits in banks 2.09% $8 2.16% $7 2.19% $8 2.05% $8 1.85% $7 2.15% $23 1.75% $21 Taxable investment securities 2.38 153 2.56 164 2.64 166 2.73 172 2.65 167 2.53 483 2.64 500 Non-taxable investment securities 2.60 — 2.60 — 2.60 — 2.60 — 2.60 — 2.60 — 2.60 — Total investment securities 2.38 153 2.56 164 2.64 166 2.73 172 2.65 167 2.53 483 2.64 500 Investment securities and interest-bearing deposits 161 171 174 180 174 506 521 Commercial 4.17 442 4.45 471 4.43 460 4.25 440 4.14 419 4.35 1,373 3.99 1,181 Commercial real estate 4.70 155 4.91 166 4.98 165 4.77 157 4.56 147 4.86 486 4.36 400 Leases 2.85 19 2.89 19 2.85 21 2.81 20 2.74 21 2.86 59 2.68 62 Total commercial loans and leases 4.23 616 4.48 656 4.48 646 4.30 617 4.16 587 4.40 1,918 4.00 1,643 Residential mortgages 3.53 171 3.65 176 3.67 175 3.67 171 3.62 164 3.61 522 3.58 473 Home equity loans 6.21 14 6.01 14 6.05 16 6.09 17 5.93 18 6.09 44 5.86 55 Home equity lines of credit 5.08 156 5.15 158 5.13 159 4.91 158 4.66 152 5.12 473 4.42 434 Home equity loans serviced by others 8.48 7 7.67 7 7.75 7 7.48 8 7.45 8 7.95 21 7.33 26 Home equity lines of credit serviced by others 4.56 1 5.27 1 4.97 1 4.56 1 4.89 2 4.94 3 4.14 4 Automobile 4.25 129 4.19 125 4.04 120 3.90 119 3.74 117 4.16 374 3.60 342 Education 5.89 141 5.97 137 5.99 134 5.87 130 5.78 124 5.94 412 5.69 357 Credit cards 9.93 53 10.26 52 10.76 53 10.51 52 10.77 52 10.31 158 10.74 150 Other retail 7.25 68 7.11 66 7.83 70 8.17 74 8.10 63 7.39 204 8.06 179 Total retail loans 4.88 740 4.92 736 4.96 735 4.87 730 4.73 700 4.92 2,211 4.61 2,020 Total loans and leases 4.56 1,356 4.71 1,392 4.72 1,381 4.59 1,347 4.46 1,287 4.67 4,129 4.32 3,663 Loans held for sale, at fair value 3.71 19 3.93 15 4.35 11 4.59 14 4.49 14 3.92 45 4.27 23 Other loans held for sale 6.42 2 5.67 2 7.03 4 5.13 1 6.44 2 6.41 8 6.32 9 Total interest-earning assets 4.15 1,538 4.30 1,580 4.34 1,570 4.24 1,542 4.11 1,477 4.26 4,688 3.99 4,216 INTEREST-BEARING LIABILITIES Checking with interest 0.88 52 0.96 57 0.91 52 0.75 42 0.67 36 0.92 161 0.59 96 Money market accounts 1.24 116 1.30 114 1.26 110 1.14 104 1.03 95 1.27 340 0.87 239 Regular savings 0.59 20 0.62 21 0.56 17 0.35 10 0.12 3 0.59 58 0.07 5 Term deposits 2.05 109 2.09 116 2.08 108 1.88 89 1.68 80 2.07 333 1.51 200 Total interest-bearing deposits 1.24 297 1.30 308 1.27 287 1.10 245 0.98 214 1.27 892 0.84 540 1 Federal funds purchased and securities sold under agreements to repurchase 1.19 2 1.76 3 1.24 2 1.27 2 0.93 2 1.45 7 0.78 4 2 Other short-term borrowed funds 2.46 — 2.66 1 2.75 — 2.58 2 2.27 4 2.58 1 2.00 7 2 Long-term borrowed funds 3.07 94 3.30 102 3.27 121 3.07 121 3.01 109 3.22 317 2.78 305 Total borrowed funds 3.00 96 3.20 106 3.18 123 2.98 125 2.90 115 3.13 325 2.68 316 Total interest-bearing liabilities 1.45 393 1.54 414 1.54 410 1.40 370 1.27 329 1.51 1,217 1.12 856 INTEREST RATE SPREAD 2.70 2.77 2.80 2.84 2.84 2.75 2.87 3 NET INTEREST MARGIN AND NET INTEREST INCOME 3.10% $1,145 3.20% $1,166 3.23% $1,160 3.23% $1,172 3.20% $1,148 3.18% $3,471 3.20% $3,360 4 NET INTEREST MARGIN AND NET INTEREST INCOME, FTE 3.12% $1,150 3.21% $1,172 3.25% $1,166 3.25% $1,177 3.22% $1,154 3.19% $3,488 3.21% $3,377 Memo: Total deposit costs 0.95% $297 1.00% $308 0.97% $287 0.82% $245 0.73% $214 0.97% $892 0.63% $540 1 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs. 2 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 3 Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation. 4 Net interest income and net interest margin is presented on a fully taxable-equivalent ( FTE ) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented. 9AVERAGE ANNUALIZED YIELDS AND RATES (in millions, except rates) FOR THE NINE MONTHS ENDED QUARTERLY TRENDS SEPTEMBER 30, 3Q19 2Q19 1Q19 4Q18 3Q18 2019 2018 Income/ Income/ Income/ Income/ Income/ Income/ Income/ Rate Expense Rate Expense Rate Expense Rate Expense Rate Expense Rate Expense Rate Expense INTEREST-EARNING ASSETS Interest-bearing cash and due from banks and deposits in banks 2.09% $8 2.16% $7 2.19% $8 2.05% $8 1.85% $7 2.15% $23 1.75% $21 Taxable investment securities 2.38 153 2.56 164 2.64 166 2.73 172 2.65 167 2.53 483 2.64 500 Non-taxable investment securities 2.60 — 2.60 — 2.60 — 2.60 — 2.60 — 2.60 — 2.60 — Total investment securities 2.38 153 2.56 164 2.64 166 2.73 172 2.65 167 2.53 483 2.64 500 Investment securities and interest-bearing deposits 161 171 174 180 174 506 521 Commercial 4.17 442 4.45 471 4.43 460 4.25 440 4.14 419 4.35 1,373 3.99 1,181 Commercial real estate 4.70 155 4.91 166 4.98 165 4.77 157 4.56 147 4.86 486 4.36 400 Leases 2.85 19 2.89 19 2.85 21 2.81 20 2.74 21 2.86 59 2.68 62 Total commercial loans and leases 4.23 616 4.48 656 4.48 646 4.30 617 4.16 587 4.40 1,918 4.00 1,643 Residential mortgages 3.53 171 3.65 176 3.67 175 3.67 171 3.62 164 3.61 522 3.58 473 Home equity loans 6.21 14 6.01 14 6.05 16 6.09 17 5.93 18 6.09 44 5.86 55 Home equity lines of credit 5.08 156 5.15 158 5.13 159 4.91 158 4.66 152 5.12 473 4.42 434 Home equity loans serviced by others 8.48 7 7.67 7 7.75 7 7.48 8 7.45 8 7.95 21 7.33 26 Home equity lines of credit serviced by others 4.56 1 5.27 1 4.97 1 4.56 1 4.89 2 4.94 3 4.14 4 Automobile 4.25 129 4.19 125 4.04 120 3.90 119 3.74 117 4.16 374 3.60 342 Education 5.89 141 5.97 137 5.99 134 5.87 130 5.78 124 5.94 412 5.69 357 Credit cards 9.93 53 10.26 52 10.76 53 10.51 52 10.77 52 10.31 158 10.74 150 Other retail 7.25 68 7.11 66 7.83 70 8.17 74 8.10 63 7.39 204 8.06 179 Total retail loans 4.88 740 4.92 736 4.96 735 4.87 730 4.73 700 4.92 2,211 4.61 2,020 Total loans and leases 4.56 1,356 4.71 1,392 4.72 1,381 4.59 1,347 4.46 1,287 4.67 4,129 4.32 3,663 Loans held for sale, at fair value 3.71 19 3.93 15 4.35 11 4.59 14 4.49 14 3.92 45 4.27 23 Other loans held for sale 6.42 2 5.67 2 7.03 4 5.13 1 6.44 2 6.41 8 6.32 9 Total interest-earning assets 4.15 1,538 4.30 1,580 4.34 1,570 4.24 1,542 4.11 1,477 4.26 4,688 3.99 4,216 INTEREST-BEARING LIABILITIES Checking with interest 0.88 52 0.96 57 0.91 52 0.75 42 0.67 36 0.92 161 0.59 96 Money market accounts 1.24 116 1.30 114 1.26 110 1.14 104 1.03 95 1.27 340 0.87 239 Regular savings 0.59 20 0.62 21 0.56 17 0.35 10 0.12 3 0.59 58 0.07 5 Term deposits 2.05 109 2.09 116 2.08 108 1.88 89 1.68 80 2.07 333 1.51 200 Total interest-bearing deposits 1.24 297 1.30 308 1.27 287 1.10 245 0.98 214 1.27 892 0.84 540 1 Federal funds purchased and securities sold under agreements to repurchase 1.19 2 1.76 3 1.24 2 1.27 2 0.93 2 1.45 7 0.78 4 2 Other short-term borrowed funds 2.46 — 2.66 1 2.75 — 2.58 2 2.27 4 2.58 1 2.00 7 2 Long-term borrowed funds 3.07 94 3.30 102 3.27 121 3.07 121 3.01 109 3.22 317 2.78 305 Total borrowed funds 3.00 96 3.20 106 3.18 123 2.98 125 2.90 115 3.13 325 2.68 316 Total interest-bearing liabilities 1.45 393 1.54 414 1.54 410 1.40 370 1.27 329 1.51 1,217 1.12 856 INTEREST RATE SPREAD 2.70 2.77 2.80 2.84 2.84 2.75 2.87 3 NET INTEREST MARGIN AND NET INTEREST INCOME 3.10% $1,145 3.20% $1,166 3.23% $1,160 3.23% $1,172 3.20% $1,148 3.18% $3,471 3.20% $3,360 4 NET INTEREST MARGIN AND NET INTEREST INCOME, FTE 3.12% $1,150 3.21% $1,172 3.25% $1,166 3.25% $1,177 3.22% $1,154 3.19% $3,488 3.21% $3,377 Memo: Total deposit costs 0.95% $297 1.00% $308 0.97% $287 0.82% $245 0.73% $214 0.97% $892 0.63% $540 1 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs. 2 Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. 3 Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation. 4 Net interest income and net interest margin is presented on a fully taxable-equivalent ( FTE ) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented. 9

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING (in millions, except ratio data) THIRD QUARTER 2019 SECOND QUARTER 2019 CHANGE 3Q19 from 2Q19 Consumer Commercial Consumer Commercial 1 1 Banking Banking Other Consolidated Banking Banking Other Consolidated $/bps % Net interest income $799 $360 ($14) $1,145 $799 $371 ($4) $1,166 ($21) (2%) Noninterest income 336 133 24 493 277 149 36 462 31 7 Total revenue 1,135 493 10 1,638 1,076 520 32 1,628 10 1 Noninterest expense 718 213 42 973 715 217 19 951 22 2 Profit (loss) before provision for credit losses 417 280 (32) 665 361 303 13 677 (12) (2) Provision for credit losses 83 27 (9) 101 78 25 (6) 97 4 4 Income (loss) before income tax expense (benefit) 334 253 (23) 564 283 278 19 580 (16) (3) Income tax expense (benefit) 83 57 (25) 115 70 62 (5) 127 (12) (9) Net income $251 $196 $2 $449 $213 $216 $24 $453 ($4) (1%) AVERAGE BALANCES Total assets $66,365 $55,614 $40,131 $162,110 $65,485 $56,135 $39,869 $161,489 $621 —% 2 Total loans and leases 63,553 53,814 1,994 119,361 62,678 54,653 2,138 119,469 (108) — Deposits 85,595 31,491 6,835 123,921 85,660 30,273 7,219 123,152 769 1 Interest-earning assets 63,605 54,087 28,783 146,475 62,731 54,950 28,642 146,323 152 — KEY METRICS Net interest margin 4.99% 2.64% NM 3.10% 5.11% 2.71% NM 3.20% (10) bps Efficiency ratio 63.28 43.35 NM 59.40 66.43 41.58 NM 58.41 99 bps Loans-to-deposits ratio (period-end balances) 73.61 163.62 NM 94.52 71.13 173.48 NM 94.22 30 bps Loans-to-deposits ratio (average balances) 72.11 170.01 NM 94.62 71.57 179.49 NM 95.64 (102) bps Return on average total tangible assets 1.50 1.40 NM 1.15 1.31 1.54 NM 1.17 (2) bps 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments. 2 Includes loans held for sale. 10SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING (in millions, except ratio data) THIRD QUARTER 2019 SECOND QUARTER 2019 CHANGE 3Q19 from 2Q19 Consumer Commercial Consumer Commercial 1 1 Banking Banking Other Consolidated Banking Banking Other Consolidated $/bps % Net interest income $799 $360 ($14) $1,145 $799 $371 ($4) $1,166 ($21) (2%) Noninterest income 336 133 24 493 277 149 36 462 31 7 Total revenue 1,135 493 10 1,638 1,076 520 32 1,628 10 1 Noninterest expense 718 213 42 973 715 217 19 951 22 2 Profit (loss) before provision for credit losses 417 280 (32) 665 361 303 13 677 (12) (2) Provision for credit losses 83 27 (9) 101 78 25 (6) 97 4 4 Income (loss) before income tax expense (benefit) 334 253 (23) 564 283 278 19 580 (16) (3) Income tax expense (benefit) 83 57 (25) 115 70 62 (5) 127 (12) (9) Net income $251 $196 $2 $449 $213 $216 $24 $453 ($4) (1%) AVERAGE BALANCES Total assets $66,365 $55,614 $40,131 $162,110 $65,485 $56,135 $39,869 $161,489 $621 —% 2 Total loans and leases 63,553 53,814 1,994 119,361 62,678 54,653 2,138 119,469 (108) — Deposits 85,595 31,491 6,835 123,921 85,660 30,273 7,219 123,152 769 1 Interest-earning assets 63,605 54,087 28,783 146,475 62,731 54,950 28,642 146,323 152 — KEY METRICS Net interest margin 4.99% 2.64% NM 3.10% 5.11% 2.71% NM 3.20% (10) bps Efficiency ratio 63.28 43.35 NM 59.40 66.43 41.58 NM 58.41 99 bps Loans-to-deposits ratio (period-end balances) 73.61 163.62 NM 94.52 71.13 173.48 NM 94.22 30 bps Loans-to-deposits ratio (average balances) 72.11 170.01 NM 94.62 71.57 179.49 NM 95.64 (102) bps Return on average total tangible assets 1.50 1.40 NM 1.15 1.31 1.54 NM 1.17 (2) bps 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments. 2 Includes loans held for sale. 10

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED (in millions, except ratio data) THIRD QUARTER 2019 THIRD QUARTER 2018 CHANGE 3Q19 from 3Q18 Consumer Commercial Consumer Commercial 1 1 Banking Banking Other Consolidated Banking Banking Other Consolidated $/bps % Net interest income $799 $360 ($14) $1,145 $776 $380 ($8) $1,148 ($3) —% Noninterest income 336 133 24 493 258 140 18 416 77 19 Total revenue 1,135 493 10 1,638 1,034 520 10 1,564 74 5 Noninterest expense 718 213 42 973 686 202 22 910 63 7 Profit (loss) before provision for credit losses 417 280 (32) 665 348 318 (12) 654 11 2 Provision for credit losses 83 27 (9) 101 71 14 (7) 78 23 29 Income (loss) before income tax expense (benefit) 334 253 (23) 564 277 304 (5) 576 (12) (2) Income tax expense (benefit) 83 57 (25) 115 70 70 (7) 133 (18) (14) Net income $251 $196 $2 $449 $207 $234 $2 $443 $6 1% AVERAGE BALANCES Total assets $66,365 $55,614 $40,131 $162,110 $62,974 $52,871 $39,779 $155,624 $6,486 4% 2 Total loans and leases 63,553 53,814 1,994 119,361 61,045 51,881 2,402 115,328 4,033 3 Deposits 85,595 31,491 6,835 123,921 78,128 31,224 7,686 117,038 6,883 6 Interest-earning assets 63,605 54,087 28,783 146,475 61,097 52,137 28,929 142,163 4,312 3 KEY METRICS 3 Net interest margin 4.99% 2.64% NM 3.10% 5.04% 2.89% NM 3.20% (10) bps Efficiency ratio 63.28 43.35 NM 59.40 66.29 38.83 NM 58.20 120 bps Loans-to-deposits ratio (period-end balances) 73.61 163.62 NM 94.52 77.15 169.64 NM 97.99 (347) bps Loans-to-deposits ratio (average balances) 72.11 170.01 NM 94.62 76.79 165.17 NM 97.38 (276) bps Return on average total tangible assets 1.50 1.40 NM 1.15 1.31 1.75 NM 1.18 (3) bps 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments. 2 Includes loans held for sale. 3 Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation. 11SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED (in millions, except ratio data) THIRD QUARTER 2019 THIRD QUARTER 2018 CHANGE 3Q19 from 3Q18 Consumer Commercial Consumer Commercial 1 1 Banking Banking Other Consolidated Banking Banking Other Consolidated $/bps % Net interest income $799 $360 ($14) $1,145 $776 $380 ($8) $1,148 ($3) —% Noninterest income 336 133 24 493 258 140 18 416 77 19 Total revenue 1,135 493 10 1,638 1,034 520 10 1,564 74 5 Noninterest expense 718 213 42 973 686 202 22 910 63 7 Profit (loss) before provision for credit losses 417 280 (32) 665 348 318 (12) 654 11 2 Provision for credit losses 83 27 (9) 101 71 14 (7) 78 23 29 Income (loss) before income tax expense (benefit) 334 253 (23) 564 277 304 (5) 576 (12) (2) Income tax expense (benefit) 83 57 (25) 115 70 70 (7) 133 (18) (14) Net income $251 $196 $2 $449 $207 $234 $2 $443 $6 1% AVERAGE BALANCES Total assets $66,365 $55,614 $40,131 $162,110 $62,974 $52,871 $39,779 $155,624 $6,486 4% 2 Total loans and leases 63,553 53,814 1,994 119,361 61,045 51,881 2,402 115,328 4,033 3 Deposits 85,595 31,491 6,835 123,921 78,128 31,224 7,686 117,038 6,883 6 Interest-earning assets 63,605 54,087 28,783 146,475 61,097 52,137 28,929 142,163 4,312 3 KEY METRICS 3 Net interest margin 4.99% 2.64% NM 3.10% 5.04% 2.89% NM 3.20% (10) bps Efficiency ratio 63.28 43.35 NM 59.40 66.29 38.83 NM 58.20 120 bps Loans-to-deposits ratio (period-end balances) 73.61 163.62 NM 94.52 77.15 169.64 NM 97.99 (347) bps Loans-to-deposits ratio (average balances) 72.11 170.01 NM 94.62 76.79 165.17 NM 97.38 (276) bps Return on average total tangible assets 1.50 1.40 NM 1.15 1.31 1.75 NM 1.18 (3) bps 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments. 2 Includes loans held for sale. 3 Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation. 11

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED (in millions, except ratio data) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 CHANGE 2019 from 2018 Consumer Commercial Consumer Commercial 1 1 Banking Banking Other Consolidated Banking Banking Other Consolidated $/bps % Net interest income $2,386 $1,103 ($18) $3,471 $2,268 $1,113 ($21) $3,360 $111 3% Noninterest income 860 432 91 1,383 708 405 62 1,175 208 18 Total revenue 3,246 1,535 73 4,854 2,976 1,518 41 4,535 319 7 Noninterest expense 2,133 639 89 2,861 2,000 610 58 2,668 193 7 Profit (loss) before provision for credit losses 1,113 896 (16) 1,993 976 908 (17) 1,867 126 7 Provision for credit losses 228 73 (18) 283 209 19 13 241 42 17 Income (loss) before income tax expense (benefit) 885 823 2 1,710 767 889 (30) 1,626 84 5 Income tax expense (benefit) 219 184 (34) 369 193 203 (26) 370 (1) — Net income (loss) $666 $639 $36 $1,341 $574 $686 ($4) $1,256 $85 7% AVERAGE BALANCES Total assets $65,624 $55,793 $39,927 $161,344 $61,857 $51,820 $39,805 $153,482 $7,862 5% 2 Total loans and leases 62,803 54,299 2,134 119,236 60,277 50,799 2,484 113,560 5,676 5 Deposits 84,619 30,535 7,354 122,508 76,992 30,736 7,486 115,214 7,294 6 Interest-earning assets 62,856 54,585 28,666 146,107 60,328 51,016 29,122 140,466 5,641 4 KEY METRICS 3 Net interest margin 5.08% 2.70% NM 3.18% 5.03% 2.92% NM 3.20% (2) bps Efficiency ratio 65.71 41.65 NM 58.94 67.20 40.16 NM 58.84 10 bps Loans-to-deposits ratio (period-end balances) 73.61 163.62 NM 94.52 77.15 169.64 NM 97.99 (347) bps Loans-to-deposits ratio (average balances) 72.62 176.75 NM 95.96 77.59 164.08 NM 97.78 (182) bps Return on average total tangible assets 1.36 1.53 NM 1.16 1.24 1.77 NM 1.14 2 bps 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments. 2 Includes loans held for sale. 3 Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation. 12SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED (in millions, except ratio data) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 CHANGE 2019 from 2018 Consumer Commercial Consumer Commercial 1 1 Banking Banking Other Consolidated Banking Banking Other Consolidated $/bps % Net interest income $2,386 $1,103 ($18) $3,471 $2,268 $1,113 ($21) $3,360 $111 3% Noninterest income 860 432 91 1,383 708 405 62 1,175 208 18 Total revenue 3,246 1,535 73 4,854 2,976 1,518 41 4,535 319 7 Noninterest expense 2,133 639 89 2,861 2,000 610 58 2,668 193 7 Profit (loss) before provision for credit losses 1,113 896 (16) 1,993 976 908 (17) 1,867 126 7 Provision for credit losses 228 73 (18) 283 209 19 13 241 42 17 Income (loss) before income tax expense (benefit) 885 823 2 1,710 767 889 (30) 1,626 84 5 Income tax expense (benefit) 219 184 (34) 369 193 203 (26) 370 (1) — Net income (loss) $666 $639 $36 $1,341 $574 $686 ($4) $1,256 $85 7% AVERAGE BALANCES Total assets $65,624 $55,793 $39,927 $161,344 $61,857 $51,820 $39,805 $153,482 $7,862 5% 2 Total loans and leases 62,803 54,299 2,134 119,236 60,277 50,799 2,484 113,560 5,676 5 Deposits 84,619 30,535 7,354 122,508 76,992 30,736 7,486 115,214 7,294 6 Interest-earning assets 62,856 54,585 28,666 146,107 60,328 51,016 29,122 140,466 5,641 4 KEY METRICS 3 Net interest margin 5.08% 2.70% NM 3.18% 5.03% 2.92% NM 3.20% (2) bps Efficiency ratio 65.71 41.65 NM 58.94 67.20 40.16 NM 58.84 10 bps Loans-to-deposits ratio (period-end balances) 73.61 163.62 NM 94.52 77.15 169.64 NM 97.99 (347) bps Loans-to-deposits ratio (average balances) 72.62 176.75 NM 95.96 77.59 164.08 NM 97.78 (182) bps Return on average total tangible assets 1.36 1.53 NM 1.16 1.24 1.77 NM 1.14 2 bps 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments. 2 Includes loans held for sale. 3 Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation. 12

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING (in millions, except ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, CONSUMER BANKING 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % Net interest income $799 $799 $788 $796 $776 $— —% $23 3% $2,386 $2,268 $118 5% Noninterest income 336 277 247 265 258 59 21 78 30 860 708 152 21 Total revenue 1,135 1,076 1,035 1,061 1,034 59 5 101 10 3,246 2,976 270 9 Noninterest expense 718 715 700 723 686 3 — 32 5 2,133 2,000 133 7 Profit before provision for credit losses 417 361 335 338 348 56 16 69 20 1,113 976 137 14 Provision for credit losses 83 78 67 80 71 5 6 12 17 228 209 19 9 Income before income tax expense 334 283 268 258 277 51 18 57 21 885 767 118 15 Income tax expense 83 70 66 65 70 13 19 13 19 219 193 26 13 Net income $251 $213 $202 $193 $207 $38 18% $44 21% $666 $574 $92 16% AVERAGE BALANCES Total assets $66,365 $65,485 $65,007 $64,187 $62,974 $880 1% $3,391 5% $65,624 $61,857 $3,767 6% 1 Total loans and leases 63,553 62,678 62,163 61,920 61,045 875 1 2,508 4 62,803 60,277 2,526 4 Deposits 85,595 85,660 82,569 79,174 78,128 (65) — 7,467 10 84,619 76,992 7,627 10 Interest-earning assets 63,605 62,731 62,216 61,975 61,097 874 1 2,508 4 62,856 60,328 2,528 4 KEY METRICS Net interest margin 4.99% 5.11% 5.14% 5.09% 5.04% (12) bps (5) bps 5.08% 5.03% 5 bps Efficiency ratio 63.28 66.43 67.62 68.22 66.29 (315) bps (301) bps 65.71 67.20 (149) bps Loans-to-deposits ratio (period-end balances) 73.61 71.13 71.17 76.02 77.15 248 bps (354) bps 73.61 77.15 (354) bps Loans-to-deposits ratio (average balances) 72.11 71.57 74.27 76.91 76.79 54 bps (468) bps 72.62 77.59 (497) bps Return on average total tangible assets 1.50 1.31 1.26 1.19 1.31 19 bps 19 bps 1.36 1.24 12 bps 1 Includes loans held for sale. 13SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING (in millions, except ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, CONSUMER BANKING 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % Net interest income $799 $799 $788 $796 $776 $— —% $23 3% $2,386 $2,268 $118 5% Noninterest income 336 277 247 265 258 59 21 78 30 860 708 152 21 Total revenue 1,135 1,076 1,035 1,061 1,034 59 5 101 10 3,246 2,976 270 9 Noninterest expense 718 715 700 723 686 3 — 32 5 2,133 2,000 133 7 Profit before provision for credit losses 417 361 335 338 348 56 16 69 20 1,113 976 137 14 Provision for credit losses 83 78 67 80 71 5 6 12 17 228 209 19 9 Income before income tax expense 334 283 268 258 277 51 18 57 21 885 767 118 15 Income tax expense 83 70 66 65 70 13 19 13 19 219 193 26 13 Net income $251 $213 $202 $193 $207 $38 18% $44 21% $666 $574 $92 16% AVERAGE BALANCES Total assets $66,365 $65,485 $65,007 $64,187 $62,974 $880 1% $3,391 5% $65,624 $61,857 $3,767 6% 1 Total loans and leases 63,553 62,678 62,163 61,920 61,045 875 1 2,508 4 62,803 60,277 2,526 4 Deposits 85,595 85,660 82,569 79,174 78,128 (65) — 7,467 10 84,619 76,992 7,627 10 Interest-earning assets 63,605 62,731 62,216 61,975 61,097 874 1 2,508 4 62,856 60,328 2,528 4 KEY METRICS Net interest margin 4.99% 5.11% 5.14% 5.09% 5.04% (12) bps (5) bps 5.08% 5.03% 5 bps Efficiency ratio 63.28 66.43 67.62 68.22 66.29 (315) bps (301) bps 65.71 67.20 (149) bps Loans-to-deposits ratio (period-end balances) 73.61 71.13 71.17 76.02 77.15 248 bps (354) bps 73.61 77.15 (354) bps Loans-to-deposits ratio (average balances) 72.11 71.57 74.27 76.91 76.79 54 bps (468) bps 72.62 77.59 (497) bps Return on average total tangible assets 1.50 1.31 1.26 1.19 1.31 19 bps 19 bps 1.36 1.24 12 bps 1 Includes loans held for sale. 13

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED (in millions, except ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % MORTGAGE BANKING FEES Production revenue $80 $49 $31 $28 $31 $31 63% $49 158% $160 $64 $96 150% Mortgage servicing revenue 12 9 14 21 16 3 33 (4) (25) 35 32 3 9 MSR valuation changes, net of hedge impact 25 4 (2) 2 2 21 NM 23 NM 27 5 22 NM Total mortgage banking fees $117 $62 $43 $51 $49 $55 89% $68 139% $222 $101 $121 120% Gain on sale of secondary originations 1.40% 1.13% 1.28% 0.82% 0.96% 27 bps 44 bps 1.28% 1.30% (2) bps RESIDENTIAL REAL ESTATE ORIGINATIONS Retail $2,771 $2,115 $1,313 $1,693 $1,939 $656 31% $832 43% $6,199 $5,035 $1,164 23% Third Party 5,080 3,921 2,260 2,880 2,178 1,159 30 2,902 133 11,261 2,178 9,083 NM Total $7,851 $6,036 $3,573 $4,573 $4,117 $1,815 30% $3,734 91% $17,460 $7,213 $10,247 142% Originated for sale 80% 81% 81% 80% 74% (100) bps 600 bps 80% 61% 1,900 bps Originated for investment 20 19 19 20 26 100 bps (600) bps 20 39 (1,900) bps Total 100% 100% 100% 100% 100% 100% 100% MORTGAGE SERVICING INFORMATION (UPB) Loans serviced for others $74,610 $72,518 $70,847 $69,593 $67,520 $2,092 3% $7,090 11% $74,610 $67,520 $7,090 11% Owned loans serviced 19,969 19,258 18,437 18,298 17,709 711 4 2,260 13 19,969 17,709 2,260 13 Total $94,579 $91,776 $89,284 $87,891 $85,229 $2,803 3% $9,350 11% $94,579 $85,229 $9,350 11% MSR CARRYING VALUE MSR at fair value $510 $531 $563 $600 $612 ($21) (4%) ($102) (17%) $510 $612 ($102) (17%) MSR at lower of cost or market 177 189 212 221 219 (12) (6) (42) (19) 177 219 (42) (19) Total $687 $720 $775 $821 $831 ($33) (5%) ($144) (17%) $687 $831 ($144) (17%) 14SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED (in millions, except ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % MORTGAGE BANKING FEES Production revenue $80 $49 $31 $28 $31 $31 63% $49 158% $160 $64 $96 150% Mortgage servicing revenue 12 9 14 21 16 3 33 (4) (25) 35 32 3 9 MSR valuation changes, net of hedge impact 25 4 (2) 2 2 21 NM 23 NM 27 5 22 NM Total mortgage banking fees $117 $62 $43 $51 $49 $55 89% $68 139% $222 $101 $121 120% Gain on sale of secondary originations 1.40% 1.13% 1.28% 0.82% 0.96% 27 bps 44 bps 1.28% 1.30% (2) bps RESIDENTIAL REAL ESTATE ORIGINATIONS Retail $2,771 $2,115 $1,313 $1,693 $1,939 $656 31% $832 43% $6,199 $5,035 $1,164 23% Third Party 5,080 3,921 2,260 2,880 2,178 1,159 30 2,902 133 11,261 2,178 9,083 NM Total $7,851 $6,036 $3,573 $4,573 $4,117 $1,815 30% $3,734 91% $17,460 $7,213 $10,247 142% Originated for sale 80% 81% 81% 80% 74% (100) bps 600 bps 80% 61% 1,900 bps Originated for investment 20 19 19 20 26 100 bps (600) bps 20 39 (1,900) bps Total 100% 100% 100% 100% 100% 100% 100% MORTGAGE SERVICING INFORMATION (UPB) Loans serviced for others $74,610 $72,518 $70,847 $69,593 $67,520 $2,092 3% $7,090 11% $74,610 $67,520 $7,090 11% Owned loans serviced 19,969 19,258 18,437 18,298 17,709 711 4 2,260 13 19,969 17,709 2,260 13 Total $94,579 $91,776 $89,284 $87,891 $85,229 $2,803 3% $9,350 11% $94,579 $85,229 $9,350 11% MSR CARRYING VALUE MSR at fair value $510 $531 $563 $600 $612 ($21) (4%) ($102) (17%) $510 $612 ($102) (17%) MSR at lower of cost or market 177 189 212 221 219 (12) (6) (42) (19) 177 219 (42) (19) Total $687 $720 $775 $821 $831 ($33) (5%) ($144) (17%) $687 $831 ($144) (17%) 14

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING (in millions, except ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, COMMERCIAL BANKING 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % Net interest income $360 $371 $372 $384 $380 ($11) (3%) ($20) (5%) $1,103 $1,113 ($10) (1%) Noninterest income 133 149 150 140 140 (16) (11) (7) (5) 432 405 27 7 Total revenue 493 520 522 524 520 (27) (5) (27) (5) 1,535 1,518 17 1 Noninterest expense 213 217 209 203 202 (4) (2) 11 5 639 610 29 5 Profit before provision for credit losses 280 303 313 321 318 (23) (8) (38) (12) 896 908 (12) (1) Provision for credit losses 27 25 21 7 14 2 8 13 93 73 19 54 NM Income before income tax expense 253 278 292 314 304 (25) (9) (51) (17) 823 889 (66) (7) Income tax expense 57 62 65 73 70 (5) (8) (13) (19) 184 203 (19) (9) Net income $196 $216 $227 $241 $234 ($20) (9%) ($38) (16%) $639 $686 ($47) (7%) AVERAGE BALANCES Total assets $55,614 $56,135 $55,630 $53,970 $52,871 ($521) (1%) $2,743 5% $55,793 $51,820 $3,973 8% 1 Total loans and leases 53,814 54,653 54,436 52,963 51,881 (839) (2) 1,933 4 54,299 50,799 3,500 7 Deposits 31,491 30,273 29,823 30,608 31,224 1,218 4 267 1 30,535 30,736 (201) (1) Interest-earning assets 54,087 54,950 54,724 53,221 52,137 (863) (2) 1,950 4 54,585 51,016 3,569 7 KEY METRICS Net interest margin 2.64% 2.71% 2.76% 2.86% 2.89% (7) bps (25) bps 2.70% 2.92% (22) bps Efficiency ratio 43.35 41.58 40.11 38.73 38.83 177 bps 452 bps 41.65 40.16 149 bps Loans-to-deposits ratio (period-end balances) 163.62 173.48 180.53 172.27 169.64 (986) bps (602) bps 163.62 169.64 (602) bps Loans-to-deposits ratio (average balances) 170.01 179.49 181.23 172.07 165.17 (948) bps 484 bps 176.75 164.08 1,267 bps Return on average total tangible assets 1.40 1.54 1.66 1.78 1.75 (14) bps (35) bps 1.53 1.77 (24) bps 1 Includes loans held for sale. 15SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING (in millions, except ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, COMMERCIAL BANKING 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % Net interest income $360 $371 $372 $384 $380 ($11) (3%) ($20) (5%) $1,103 $1,113 ($10) (1%) Noninterest income 133 149 150 140 140 (16) (11) (7) (5) 432 405 27 7 Total revenue 493 520 522 524 520 (27) (5) (27) (5) 1,535 1,518 17 1 Noninterest expense 213 217 209 203 202 (4) (2) 11 5 639 610 29 5 Profit before provision for credit losses 280 303 313 321 318 (23) (8) (38) (12) 896 908 (12) (1) Provision for credit losses 27 25 21 7 14 2 8 13 93 73 19 54 NM Income before income tax expense 253 278 292 314 304 (25) (9) (51) (17) 823 889 (66) (7) Income tax expense 57 62 65 73 70 (5) (8) (13) (19) 184 203 (19) (9) Net income $196 $216 $227 $241 $234 ($20) (9%) ($38) (16%) $639 $686 ($47) (7%) AVERAGE BALANCES Total assets $55,614 $56,135 $55,630 $53,970 $52,871 ($521) (1%) $2,743 5% $55,793 $51,820 $3,973 8% 1 Total loans and leases 53,814 54,653 54,436 52,963 51,881 (839) (2) 1,933 4 54,299 50,799 3,500 7 Deposits 31,491 30,273 29,823 30,608 31,224 1,218 4 267 1 30,535 30,736 (201) (1) Interest-earning assets 54,087 54,950 54,724 53,221 52,137 (863) (2) 1,950 4 54,585 51,016 3,569 7 KEY METRICS Net interest margin 2.64% 2.71% 2.76% 2.86% 2.89% (7) bps (25) bps 2.70% 2.92% (22) bps Efficiency ratio 43.35 41.58 40.11 38.73 38.83 177 bps 452 bps 41.65 40.16 149 bps Loans-to-deposits ratio (period-end balances) 163.62 173.48 180.53 172.27 169.64 (986) bps (602) bps 163.62 169.64 (602) bps Loans-to-deposits ratio (average balances) 170.01 179.49 181.23 172.07 165.17 (948) bps 484 bps 176.75 164.08 1,267 bps Return on average total tangible assets 1.40 1.54 1.66 1.78 1.75 (14) bps (35) bps 1.53 1.77 (24) bps 1 Includes loans held for sale. 15

SEGMENT FINANCIAL HIGHLIGHTS - OTHER (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1 OTHER 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % Net interest income ($14) ($4) $— ($8) ($8) ($10) (250%) ($6) (75%) ($18) ($21) $3 14% Noninterest income 24 36 31 16 18 (12) (33) 6 33 91 62 29 47 Total revenue 10 32 31 8 10 (22) (69) — — 73 41 32 78 Noninterest expense 42 19 28 25 22 23 121 20 91 89 58 31 53 (Loss) profit before provision for credit losses (32) 13 3 (17) (12) (45) NM (20) (167) (16) (17) 1 6 Provision for credit losses (9) (6) (3) (2) (7) (3) (50) (2) (29) (18) 13 (31) NM (Loss) income before income tax benefit (23) 19 6 (15) (5) (42) NM (18) NM 2 (30) 32 NM Income tax benefit (25) (5) (4) (46) (7) (20) NM (18) NM (34) (26) (8) (31) Net income (loss) $2 $24 $10 $31 $2 ($22) (92%) $— —% $36 ($4) $40 NM AVERAGE BALANCES Total assets $40,131 $39,869 $39,778 $39,575 $39,779 $262 1% $352 1% $39,927 $39,805 $122 —% 2 Total loans and leases 1,994 2,138 2,276 2,334 2,402 (144) (7) (408) (17) 2,134 2,484 (350) (14) Deposits 6,835 7,219 8,022 7,983 7,686 (384) (5) (851) (11) 7,354 7,486 (132) (2) Interest-earning assets 28,783 28,642 28,573 28,574 28,929 141 — (146) (1) 28,666 29,122 (456) (2) 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments. 2 Includes loans held for sale. 16SEGMENT FINANCIAL HIGHLIGHTS - OTHER (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1 OTHER 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % Net interest income ($14) ($4) $— ($8) ($8) ($10) (250%) ($6) (75%) ($18) ($21) $3 14% Noninterest income 24 36 31 16 18 (12) (33) 6 33 91 62 29 47 Total revenue 10 32 31 8 10 (22) (69) — — 73 41 32 78 Noninterest expense 42 19 28 25 22 23 121 20 91 89 58 31 53 (Loss) profit before provision for credit losses (32) 13 3 (17) (12) (45) NM (20) (167) (16) (17) 1 6 Provision for credit losses (9) (6) (3) (2) (7) (3) (50) (2) (29) (18) 13 (31) NM (Loss) income before income tax benefit (23) 19 6 (15) (5) (42) NM (18) NM 2 (30) 32 NM Income tax benefit (25) (5) (4) (46) (7) (20) NM (18) NM (34) (26) (8) (31) Net income (loss) $2 $24 $10 $31 $2 ($22) (92%) $— —% $36 ($4) $40 NM AVERAGE BALANCES Total assets $40,131 $39,869 $39,778 $39,575 $39,779 $262 1% $352 1% $39,927 $39,805 $122 —% 2 Total loans and leases 1,994 2,138 2,276 2,334 2,402 (144) (7) (408) (17) 2,134 2,484 (350) (14) Deposits 6,835 7,219 8,022 7,983 7,686 (384) (5) (851) (11) 7,354 7,486 (132) (2) Interest-earning assets 28,783 28,642 28,573 28,574 28,929 141 — (146) (1) 28,666 29,122 (456) (2) 1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments. 2 Includes loans held for sale. 16

CREDIT-RELATED INFORMATION (in millions, except ratio data) AS OF SEPTEMBER 30, 2019 CHANGE Sept 30, 2019 June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sept 30, 2018 June 30, 2019 Sept 30, 2018 $/bps % $/bps % NONPERFORMING ASSETS Commercial $228 $198 $208 $194 $228 $30 15% $— —% Commercial real estate 49 4 4 7 30 45 NM 19 63 Leases 4 17 — — — (13) (76) 4 100 Total commercial loans and leases 281 219 212 201 258 62 28 23 9 Residential mortgages 147 141 138 136 136 6 4 11 8 Home equity loans 36 38 42 50 53 (2) (5) (17) (32) Home equity lines of credit 184 210 217 231 221 (26) (12) (37) (17) Home equity loans serviced by others 14 16 15 17 19 (2) (13) (5) (26) Home equity lines of credit serviced by others 13 14 14 15 16 (1) (7) (3) (19) Automobile 69 62 70 81 67 7 11 2 3 Education 17 40 43 38 38 (23) (58) (21) (55) Credit card 21 20 22 20 17 1 5 4 24 Other retail 11 10 7 8 7 1 10 4 57 Total retail loans 512 551 568 596 574 (39) (7) (62) (11) Nonperforming loans and leases 793 770 780 797 832 23 3 (39) (5) Other nonperforming assets - Retail 40 32 34 34 31 8 25 9 29 Nonperforming assets $833 $802 $814 $831 $863 $31 4% ($30) (3%) NONPERFORMING ASSETS BY PRODUCT Commercial $281 $219 $212 $201 $258 $62 28% $23 9% Retail 552 583 602 630 605 (31) (5) (53) (9) Total nonperforming assets $833 $802 $814 $831 $863 $31 4% ($30) (3%) ASSET QUALITY RATIOS Allowance for loan and lease losses to loans and leases 1.07% 1.05% 1.06% 1.06% 1.08% 2 bps (1) bps Allowance for loan and lease losses to nonperforming loans and leases 159.32 159.43 159.68 155.99 149.29 (11) NM Nonperforming loans and leases to loans and leases 0.67 0.66 0.66 0.68 0.73 1 (6) Nonperforming assets to total assets 0.51 0.49 0.50 0.52 0.54 2 (3) 17CREDIT-RELATED INFORMATION (in millions, except ratio data) AS OF SEPTEMBER 30, 2019 CHANGE Sept 30, 2019 June 30, 2019 Mar 31, 2019 Dec 31, 2018 Sept 30, 2018 June 30, 2019 Sept 30, 2018 $/bps % $/bps % NONPERFORMING ASSETS Commercial $228 $198 $208 $194 $228 $30 15% $— —% Commercial real estate 49 4 4 7 30 45 NM 19 63 Leases 4 17 — — — (13) (76) 4 100 Total commercial loans and leases 281 219 212 201 258 62 28 23 9 Residential mortgages 147 141 138 136 136 6 4 11 8 Home equity loans 36 38 42 50 53 (2) (5) (17) (32) Home equity lines of credit 184 210 217 231 221 (26) (12) (37) (17) Home equity loans serviced by others 14 16 15 17 19 (2) (13) (5) (26) Home equity lines of credit serviced by others 13 14 14 15 16 (1) (7) (3) (19) Automobile 69 62 70 81 67 7 11 2 3 Education 17 40 43 38 38 (23) (58) (21) (55) Credit card 21 20 22 20 17 1 5 4 24 Other retail 11 10 7 8 7 1 10 4 57 Total retail loans 512 551 568 596 574 (39) (7) (62) (11) Nonperforming loans and leases 793 770 780 797 832 23 3 (39) (5) Other nonperforming assets - Retail 40 32 34 34 31 8 25 9 29 Nonperforming assets $833 $802 $814 $831 $863 $31 4% ($30) (3%) NONPERFORMING ASSETS BY PRODUCT Commercial $281 $219 $212 $201 $258 $62 28% $23 9% Retail 552 583 602 630 605 (31) (5) (53) (9) Total nonperforming assets $833 $802 $814 $831 $863 $31 4% ($30) (3%) ASSET QUALITY RATIOS Allowance for loan and lease losses to loans and leases 1.07% 1.05% 1.06% 1.06% 1.08% 2 bps (1) bps Allowance for loan and lease losses to nonperforming loans and leases 159.32 159.43 159.68 155.99 149.29 (11) NM Nonperforming loans and leases to loans and leases 0.67 0.66 0.66 0.68 0.73 1 (6) Nonperforming assets to total assets 0.51 0.49 0.50 0.52 0.54 2 (3) 17

CREDIT-RELATED INFORMATION, CONTINUED (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % CHARGE-OFFS, RECOVERIES AND RELATED RATIOS GROSS CHARGE-OFFS Commercial $20 $40 $3 $17 $14 ($20) (50%) $6 43% $63 $31 $32 103% Commercial real estate 10 — 20 — 4 10 100 6 150 30 4 26 NM Leases 5 5 3 — — — — 5 100 13 — 13 100 Total commercial loans and leases 35 45 26 17 18 (10) (22) 17 94 106 35 71 203 Residential mortgages 2 2 2 2 2 — — — — 6 6 — — Home equity loans 1 3 1 1 1 (2) (67) — — 5 5 — — Home equity lines of credit 7 7 5 6 6 — — 1 17 19 20 (1) (5) Home equity loans serviced by others 2 1 1 3 1 1 100 1 100 4 6 (2) (33) Home equity lines of credit serviced by others 1 — — 1 1 1 100 — — 1 3 (2) (67) Automobile 37 30 38 37 39 7 23 (2) (5) 105 121 (16) (13) Education 18 18 16 17 17 — — 1 6 52 51 1 2 Credit card 20 21 19 17 17 (1) (5) 3 18 60 51 9 18 Other retail 36 29 30 30 25 7 24 11 44 95 65 30 46 Total retail loans 124 111 112 114 109 13 12 15 14 347 328 19 6 Total gross charge-offs $159 $156 $138 $131 $127 $3 2% $32 25% $453 $363 $90 25% GROSS RECOVERIES Commercial $3 $12 $2 $6 $2 ($9) (75%) $1 50% $17 $9 $8 89% Commercial real estate — — — 3 — — — — — — 1 (1) (100) Leases — — — — — — — — — — — — — Total commercial loans and leases 3 12 2 9 2 (9) (75) 1 50 17 10 7 70 Residential mortgages 1 2 5 1 1 (1) (50) — — 8 4 4 100 Home equity loans 2 2 4 2 2 — — — — 8 9 (1) (11) Home equity lines of credit 5 4 9 4 4 1 25 1 25 18 12 6 50 Home equity loans serviced by others 4 3 3 4 4 1 33 — — 10 11 (1) (9) Home equity lines of credit serviced by others 1 1 1 2 2 — — (1) (50) 3 5 (2) (40) Automobile 15 16 15 15 16 (1) (6) (1) (6) 46 52 (6) (12) Education 4 4 4 4 4 — — — — 12 12 — — Credit card 2 2 2 2 2 — — — — 6 6 — — Other retail 9 4 4 3 4 5 125 5 125 17 10 7 70 Total retail loans 43 38 47 37 39 5 13 4 10 128 121 7 6 Total gross recoveries $46 $50 $49 $46 $41 ($4) (8%) $5 12% $145 $131 $14 11% NET CHARGE-OFFS (RECOVERIES) Commercial $17 $28 $1 $11 $12 ($11) (39%) $5 42% $46 $22 $24 109% Commercial real estate 10 — 20 (3) 4 10 100 6 150 30 3 27 NM Leases 5 5 3 — — — — 5 100 13 — 13 100 Total commercial loans and leases 32 33 24 8 16 (1) (3) 16 100 89 25 64 NM Residential mortgages 1 — (3) 1 1 1 100 — — (2) 2 (4) NM Home equity loans (1) 1 (3) (1) (1) (2) NM — — (3) (4) 1 25 Home equity lines of credit 2 3 (4) 2 2 (1) (33) — — 1 8 (7) (88) Home equity loans serviced by others (2) (2) (2) (1) (3) — — 1 33 (6) (5) (1) (20) Home equity lines of credit serviced by others — (1) (1) (1) (1) 1 100 1 100 (2) (2) — — Automobile 22 14 23 22 23 8 57 (1) (4) 59 69 (10) (14) Education 14 14 12 13 13 — — 1 8 40 39 1 3 Credit card 18 19 17 15 15 (1) (5) 3 20 54 45 9 20 Other retail 27 25 26 27 21 2 8 6 29 78 55 23 42 Total retail loans 81 73 65 77 70 8 11 11 16 219 207 12 6 Total net charge-offs (recoveries) $113 $106 $89 $85 $86 $7 7% $27 31% $308 $232 $76 33% 18CREDIT-RELATED INFORMATION, CONTINUED (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % CHARGE-OFFS, RECOVERIES AND RELATED RATIOS GROSS CHARGE-OFFS Commercial $20 $40 $3 $17 $14 ($20) (50%) $6 43% $63 $31 $32 103% Commercial real estate 10 — 20 — 4 10 100 6 150 30 4 26 NM Leases 5 5 3 — — — — 5 100 13 — 13 100 Total commercial loans and leases 35 45 26 17 18 (10) (22) 17 94 106 35 71 203 Residential mortgages 2 2 2 2 2 — — — — 6 6 — — Home equity loans 1 3 1 1 1 (2) (67) — — 5 5 — — Home equity lines of credit 7 7 5 6 6 — — 1 17 19 20 (1) (5) Home equity loans serviced by others 2 1 1 3 1 1 100 1 100 4 6 (2) (33) Home equity lines of credit serviced by others 1 — — 1 1 1 100 — — 1 3 (2) (67) Automobile 37 30 38 37 39 7 23 (2) (5) 105 121 (16) (13) Education 18 18 16 17 17 — — 1 6 52 51 1 2 Credit card 20 21 19 17 17 (1) (5) 3 18 60 51 9 18 Other retail 36 29 30 30 25 7 24 11 44 95 65 30 46 Total retail loans 124 111 112 114 109 13 12 15 14 347 328 19 6 Total gross charge-offs $159 $156 $138 $131 $127 $3 2% $32 25% $453 $363 $90 25% GROSS RECOVERIES Commercial $3 $12 $2 $6 $2 ($9) (75%) $1 50% $17 $9 $8 89% Commercial real estate — — — 3 — — — — — — 1 (1) (100) Leases — — — — — — — — — — — — — Total commercial loans and leases 3 12 2 9 2 (9) (75) 1 50 17 10 7 70 Residential mortgages 1 2 5 1 1 (1) (50) — — 8 4 4 100 Home equity loans 2 2 4 2 2 — — — — 8 9 (1) (11) Home equity lines of credit 5 4 9 4 4 1 25 1 25 18 12 6 50 Home equity loans serviced by others 4 3 3 4 4 1 33 — — 10 11 (1) (9) Home equity lines of credit serviced by others 1 1 1 2 2 — — (1) (50) 3 5 (2) (40) Automobile 15 16 15 15 16 (1) (6) (1) (6) 46 52 (6) (12) Education 4 4 4 4 4 — — — — 12 12 — — Credit card 2 2 2 2 2 — — — — 6 6 — — Other retail 9 4 4 3 4 5 125 5 125 17 10 7 70 Total retail loans 43 38 47 37 39 5 13 4 10 128 121 7 6 Total gross recoveries $46 $50 $49 $46 $41 ($4) (8%) $5 12% $145 $131 $14 11% NET CHARGE-OFFS (RECOVERIES) Commercial $17 $28 $1 $11 $12 ($11) (39%) $5 42% $46 $22 $24 109% Commercial real estate 10 — 20 (3) 4 10 100 6 150 30 3 27 NM Leases 5 5 3 — — — — 5 100 13 — 13 100 Total commercial loans and leases 32 33 24 8 16 (1) (3) 16 100 89 25 64 NM Residential mortgages 1 — (3) 1 1 1 100 — — (2) 2 (4) NM Home equity loans (1) 1 (3) (1) (1) (2) NM — — (3) (4) 1 25 Home equity lines of credit 2 3 (4) 2 2 (1) (33) — — 1 8 (7) (88) Home equity loans serviced by others (2) (2) (2) (1) (3) — — 1 33 (6) (5) (1) (20) Home equity lines of credit serviced by others — (1) (1) (1) (1) 1 100 1 100 (2) (2) — — Automobile 22 14 23 22 23 8 57 (1) (4) 59 69 (10) (14) Education 14 14 12 13 13 — — 1 8 40 39 1 3 Credit card 18 19 17 15 15 (1) (5) 3 20 54 45 9 20 Other retail 27 25 26 27 21 2 8 6 29 78 55 23 42 Total retail loans 81 73 65 77 70 8 11 11 16 219 207 12 6 Total net charge-offs (recoveries) $113 $106 $89 $85 $86 $7 7% $27 31% $308 $232 $76 33% 18

CREDIT-RELATED INFORMATION, CONTINUED (in millions, except rates) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES Commercial 0.16% 0.27% 0.01% 0.11% 0.13% (11) bps 3 bps 0.15% 0.08% 7 bps Commercial real estate 0.31 — 0.62 (0.11) 0.11 31 bps 20 bps 0.30 0.04 26 bps Leases 0.80 0.72 0.42 — — 8 bps 80 bps 0.64 — 64 bps Total commercial loans and leases 0.22 0.23 0.17 0.05 0.12 (1) bps 10 bps 0.21 0.06 15 bps Residential mortgages 0.01 0.01 (0.07) 0.01 0.02 — bps (1) bps (0.01) 0.01 (2) bps Home equity loans (0.59) 0.33 (1.32) (0.21) (0.50) (92) bps (9) bps (0.54) (0.38) (16) bps Home equity lines of credit 0.08 0.07 (0.11) 0.07 0.04 1 bps 4 bps 0.01 0.08 (7) bps Home equity loans serviced by others (2.91) (2.26) (1.70) (1.45) (2.03) (65) bps (88) bps (2.26) (1.36) (90) bps Home equity lines of credit serviced by others (1.37) (3.07) (2.52) (3.87) (4.97) 170 bps 360 bps (2.35) (2.52) 17 bps Automobile 0.74 0.49 0.77 0.71 0.76 25 bps (2) bps 0.67 0.73 (6) bps Education 0.58 0.62 0.51 0.59 0.61 (4) bps (3) bps 0.57 0.62 (5) bps Credit card 3.35 3.71 3.33 3.09 3.06 (36) bps 29 bps 3.46 3.21 25 bps Other retail 2.93 2.78 2.91 3.07 2.64 15 bps 29 bps 2.87 2.46 41 bps Total retail loans 0.53 0.49 0.44 0.51 0.47 4 bps 6 bps 0.49 0.47 2 bps Total loans and leases 0.38% 0.36% 0.31% 0.29% 0.30% 2 bps 8 bps 0.35% 0.27% 8 bps Memo: Average loans Commercial $41,476 $41,755 $41,562 $40,472 $39,592 ($279) (1%) $1,884 5% $41,597 $38,990 $2,607 7% Commercial real estate 12,892 13,379 13,272 12,900 12,656 (487) (4) 236 2 13,179 12,096 1,083 9 Leases 2,615 2,745 2,873 2,938 3,028 (130) (5) (413) (14) 2,744 3,071 (327) (11) Total commercial loans and leases 56,983 57,879 57,707 56,310 55,276 (896) (2) 1,707 3 57,520 54,157 3,363 6 Residential mortgages 19,405 19,232 19,094 18,713 18,147 173 1 1,258 7 19,245 17,603 1,642 9 Home equity loans 906 971 1,039 1,101 1,168 (65) (7) (262) (22) 971 1,253 (282) (23) Home equity lines of credit 12,182 12,332 12,552 12,790 12,925 (150) (1) (743) (6) 12,354 13,129 (775) (6) Home equity loans serviced by others 330 359 385 411 444 (29) (8) (114) (26) 358 481 (123) (26) Home equity lines of credit serviced by others 83 92 99 108 118 (9) (10) (35) (30) 91 130 (39) (30) Automobile 12,036 11,984 12,070 12,179 12,379 52 — (343) (3) 12,030 12,681 (651) (5) Education 9,459 9,235 9,069 8,801 8,481 224 2 978 12 9,256 8,380 876 10 Credit card 2,103 2,041 1,998 1,973 1,909 62 3 194 10 2,048 1,864 184 10 Other retail 3,770 3,658 3,636 3,507 3,124 112 3 646 21 3,688 2,980 708 24 Total retail loans 60,274 59,904 59,942 59,583 58,695 370 1 1,579 3 60,041 58,501 1,540 3 Total loans and leases $117,257 $117,783 $117,649 $115,893 $113,971 ($526) —% $3,286 3% $117,561 $112,658 $4,903 4% 19CREDIT-RELATED INFORMATION, CONTINUED (in millions, except rates) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES Commercial 0.16% 0.27% 0.01% 0.11% 0.13% (11) bps 3 bps 0.15% 0.08% 7 bps Commercial real estate 0.31 — 0.62 (0.11) 0.11 31 bps 20 bps 0.30 0.04 26 bps Leases 0.80 0.72 0.42 — — 8 bps 80 bps 0.64 — 64 bps Total commercial loans and leases 0.22 0.23 0.17 0.05 0.12 (1) bps 10 bps 0.21 0.06 15 bps Residential mortgages 0.01 0.01 (0.07) 0.01 0.02 — bps (1) bps (0.01) 0.01 (2) bps Home equity loans (0.59) 0.33 (1.32) (0.21) (0.50) (92) bps (9) bps (0.54) (0.38) (16) bps Home equity lines of credit 0.08 0.07 (0.11) 0.07 0.04 1 bps 4 bps 0.01 0.08 (7) bps Home equity loans serviced by others (2.91) (2.26) (1.70) (1.45) (2.03) (65) bps (88) bps (2.26) (1.36) (90) bps Home equity lines of credit serviced by others (1.37) (3.07) (2.52) (3.87) (4.97) 170 bps 360 bps (2.35) (2.52) 17 bps Automobile 0.74 0.49 0.77 0.71 0.76 25 bps (2) bps 0.67 0.73 (6) bps Education 0.58 0.62 0.51 0.59 0.61 (4) bps (3) bps 0.57 0.62 (5) bps Credit card 3.35 3.71 3.33 3.09 3.06 (36) bps 29 bps 3.46 3.21 25 bps Other retail 2.93 2.78 2.91 3.07 2.64 15 bps 29 bps 2.87 2.46 41 bps Total retail loans 0.53 0.49 0.44 0.51 0.47 4 bps 6 bps 0.49 0.47 2 bps Total loans and leases 0.38% 0.36% 0.31% 0.29% 0.30% 2 bps 8 bps 0.35% 0.27% 8 bps Memo: Average loans Commercial $41,476 $41,755 $41,562 $40,472 $39,592 ($279) (1%) $1,884 5% $41,597 $38,990 $2,607 7% Commercial real estate 12,892 13,379 13,272 12,900 12,656 (487) (4) 236 2 13,179 12,096 1,083 9 Leases 2,615 2,745 2,873 2,938 3,028 (130) (5) (413) (14) 2,744 3,071 (327) (11) Total commercial loans and leases 56,983 57,879 57,707 56,310 55,276 (896) (2) 1,707 3 57,520 54,157 3,363 6 Residential mortgages 19,405 19,232 19,094 18,713 18,147 173 1 1,258 7 19,245 17,603 1,642 9 Home equity loans 906 971 1,039 1,101 1,168 (65) (7) (262) (22) 971 1,253 (282) (23) Home equity lines of credit 12,182 12,332 12,552 12,790 12,925 (150) (1) (743) (6) 12,354 13,129 (775) (6) Home equity loans serviced by others 330 359 385 411 444 (29) (8) (114) (26) 358 481 (123) (26) Home equity lines of credit serviced by others 83 92 99 108 118 (9) (10) (35) (30) 91 130 (39) (30) Automobile 12,036 11,984 12,070 12,179 12,379 52 — (343) (3) 12,030 12,681 (651) (5) Education 9,459 9,235 9,069 8,801 8,481 224 2 978 12 9,256 8,380 876 10 Credit card 2,103 2,041 1,998 1,973 1,909 62 3 194 10 2,048 1,864 184 10 Other retail 3,770 3,658 3,636 3,507 3,124 112 3 646 21 3,688 2,980 708 24 Total retail loans 60,274 59,904 59,942 59,583 58,695 370 1 1,579 3 60,041 58,501 1,540 3 Total loans and leases $117,257 $117,783 $117,649 $115,893 $113,971 ($526) —% $3,286 3% $117,561 $112,658 $4,903 4% 19

CREDIT-RELATED INFORMATION, CONTINUED (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES Allowance for loan and lease losses - beginning $1,227 $1,245 $1,242 $1,242 $1,253 ($18) (1%) ($26) (2%) $1,242 $1,236 $6 —% Charge-offs: Commercial 35 45 26 17 18 (10) (22) 17 94 106 35 71 203 Retail 124 111 112 114 109 13 12 15 14 347 328 19 6 Total charge-offs 159 156 138 131 127 3 2 32 25 453 363 90 25 Recoveries: Commercial 3 12 2 9 2 (9) (75) 1 50 17 10 7 70 Retail 43 38 47 37 39 5 13 4 10 128 121 7 6 Total recoveries 46 50 49 46 41 (4) (8) 5 12 145 131 14 11 Net charge-offs 113 106 89 85 86 7 7 27 31 308 232 76 33 Provision for loan and lease losses: Commercial 64 22 25 (9) 8 42 191 56 NM 111 47 64 136 Retail 85 66 67 94 67 19 29 18 27 218 191 27 14 Total provision for loan and lease losses 149 88 92 85 75 61 69 74 99 329 238 91 38 Allowance for loan and lease losses - ending $1,263 $1,227 $1,245 $1,242 $1,242 $36 3% $21 2% $1,263 $1,242 $21 2% Reserve for unfunded lending commitments - beginning $93 $84 $91 $91 $88 $9 11% $5 6% $91 $88 $3 3% Provision for unfunded lending commitments (48) 9 (7) — 3 (57) NM (51) NM (46) 3 (49) NM Reserve for unfunded lending commitments - ending $45 $93 $84 $91 $91 ($48) (52%) ($46) (51%) $45 $91 ($46) (51%) Total allowance for credit losses - ending $1,308 $1,320 $1,329 $1,333 $1,333 ($12) (1%) ($25) (2%) $1,308 $1,333 ($25) (2%) Memo: Total allowance for credit losses by product Commercial $757 $773 $775 $781 $798 ($16) (2%) ($41) (5%) $757 $798 ($41) (5%) Retail 551 547 554 552 535 4 1 16 3 551 535 16 3 Total allowance for credit losses $1,308 $1,320 $1,329 $1,333 $1,333 ($12) (1%) ($25) (2%) $1,308 $1,333 ($25) (2%) 20CREDIT-RELATED INFORMATION, CONTINUED (in millions) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES Allowance for loan and lease losses - beginning $1,227 $1,245 $1,242 $1,242 $1,253 ($18) (1%) ($26) (2%) $1,242 $1,236 $6 —% Charge-offs: Commercial 35 45 26 17 18 (10) (22) 17 94 106 35 71 203 Retail 124 111 112 114 109 13 12 15 14 347 328 19 6 Total charge-offs 159 156 138 131 127 3 2 32 25 453 363 90 25 Recoveries: Commercial 3 12 2 9 2 (9) (75) 1 50 17 10 7 70 Retail 43 38 47 37 39 5 13 4 10 128 121 7 6 Total recoveries 46 50 49 46 41 (4) (8) 5 12 145 131 14 11 Net charge-offs 113 106 89 85 86 7 7 27 31 308 232 76 33 Provision for loan and lease losses: Commercial 64 22 25 (9) 8 42 191 56 NM 111 47 64 136 Retail 85 66 67 94 67 19 29 18 27 218 191 27 14 Total provision for loan and lease losses 149 88 92 85 75 61 69 74 99 329 238 91 38 Allowance for loan and lease losses - ending $1,263 $1,227 $1,245 $1,242 $1,242 $36 3% $21 2% $1,263 $1,242 $21 2% Reserve for unfunded lending commitments - beginning $93 $84 $91 $91 $88 $9 11% $5 6% $91 $88 $3 3% Provision for unfunded lending commitments (48) 9 (7) — 3 (57) NM (51) NM (46) 3 (49) NM Reserve for unfunded lending commitments - ending $45 $93 $84 $91 $91 ($48) (52%) ($46) (51%) $45 $91 ($46) (51%) Total allowance for credit losses - ending $1,308 $1,320 $1,329 $1,333 $1,333 ($12) (1%) ($25) (2%) $1,308 $1,333 ($25) (2%) Memo: Total allowance for credit losses by product Commercial $757 $773 $775 $781 $798 ($16) (2%) ($41) (5%) $757 $798 ($41) (5%) Retail 551 547 554 552 535 4 1 16 3 551 535 16 3 Total allowance for credit losses $1,308 $1,320 $1,329 $1,333 $1,333 ($12) (1%) ($25) (2%) $1,308 $1,333 ($25) (2%) 20

CAPITAL AND RATIOS (in millions, except ratio data) AS OF FOR THE NINE MONTHS ENDED SEPTEMBER 30, SEPTEMBER 30, 2019 CHANGE 2019 Change Sept 30, June 30, Mar 31, Dec 31, Sept 30, 2019 2019 2019 2018 2018 June 30, 2019 Sept 30, 2018 2019 2018 2018 $ % $ % $ % CAPITAL RATIOS AND COMPONENTS (PRELIMINARY) CET1 capital $14,416 $14,629 $14,442 $14,485 $14,435 ($213) (1%) ($19) —% Tier 1 capital 15,549 15,762 15,574 15,325 14,978 (213) (1) 571 4 Total capital 18,237 18,582 18,403 18,157 17,810 (345) (2) 427 2 Risk-weighted assets 140,136 138,879 137,246 136,202 133,249 1,257 1 6,887 5 1 Adjusted average assets 156,355 155,956 155,171 153,026 150,717 399 — 5,638 4 CET1 capital ratio 10.3% 10.5% 10.5% 10.6% 10.8% Tier 1 capital ratio 11.1 11.3 11.3 11.3 11.2 Total capital ratio 13.0 13.4 13.4 13.3 13.4 Tier 1 leverage ratio 9.9 10.1 10.0 10.0 9.9 TANGIBLE COMMON EQUITY (PERIOD-END) Common stockholders' equity $20,718 $20,884 $20,399 $19,977 $19,733 ($166) (1%) $985 5% $20,718 $19,733 $985 5% Less: Goodwill 7,044 7,040 7,040 6,923 6,946 4 — 98 1 7,044 6,946 98 1 Less: Other intangible assets 71 74 80 31 33 (3) (4) 38 115 71 33 38 115 2 Add: Deferred tax liabilities 373 371 370 366 363 2 1 10 3 373 363 10 3 Total tangible common equity $13,976 $14,141 $13,649 $13,389 $13,117 ($165) (1%) $859 7% $13,976 $13,117 $859 7% TANGIBLE COMMON EQUITY (AVERAGE) Common stockholders' equity $20,533 $20,420 $19,942 $19,521 $19,599 $113 1% $934 5% $20,300 $19,687 $613 3% Less: Goodwill 7,044 7,040 7,018 6,946 6,926 4 — 118 2 7,034 6,900 134 2 Less: Other intangible assets 73 80 59 32 22 (7) (9) 51 232 71 9 62 NM 2 Add: Deferred tax liabilities 372 370 368 364 360 2 1 12 3 371 358 13 4 Total tangible common equity $13,788 $13,670 $13,233 $12,907 $13,011 $118 1% $777 6% $13,566 $13,136 $430 3% INTANGIBLE ASSETS (PERIOD-END) Goodwill $7,044 $7,040 $7,040 $6,923 $6,946 $4 —% $98 1% $7,044 $6,946 $98 1% Other intangible assets 71 74 80 31 33 (3) (4) 38 115 71 33 38 115 Total intangible assets $7,115 $7,114 $7,120 $6,954 $6,979 $1 —% $136 2% $7,115 $6,979 $136 2% 1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP. 2 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity. 21CAPITAL AND RATIOS (in millions, except ratio data) AS OF FOR THE NINE MONTHS ENDED SEPTEMBER 30, SEPTEMBER 30, 2019 CHANGE 2019 Change Sept 30, June 30, Mar 31, Dec 31, Sept 30, 2019 2019 2019 2018 2018 June 30, 2019 Sept 30, 2018 2019 2018 2018 $ % $ % $ % CAPITAL RATIOS AND COMPONENTS (PRELIMINARY) CET1 capital $14,416 $14,629 $14,442 $14,485 $14,435 ($213) (1%) ($19) —% Tier 1 capital 15,549 15,762 15,574 15,325 14,978 (213) (1) 571 4 Total capital 18,237 18,582 18,403 18,157 17,810 (345) (2) 427 2 Risk-weighted assets 140,136 138,879 137,246 136,202 133,249 1,257 1 6,887 5 1 Adjusted average assets 156,355 155,956 155,171 153,026 150,717 399 — 5,638 4 CET1 capital ratio 10.3% 10.5% 10.5% 10.6% 10.8% Tier 1 capital ratio 11.1 11.3 11.3 11.3 11.2 Total capital ratio 13.0 13.4 13.4 13.3 13.4 Tier 1 leverage ratio 9.9 10.1 10.0 10.0 9.9 TANGIBLE COMMON EQUITY (PERIOD-END) Common stockholders' equity $20,718 $20,884 $20,399 $19,977 $19,733 ($166) (1%) $985 5% $20,718 $19,733 $985 5% Less: Goodwill 7,044 7,040 7,040 6,923 6,946 4 — 98 1 7,044 6,946 98 1 Less: Other intangible assets 71 74 80 31 33 (3) (4) 38 115 71 33 38 115 2 Add: Deferred tax liabilities 373 371 370 366 363 2 1 10 3 373 363 10 3 Total tangible common equity $13,976 $14,141 $13,649 $13,389 $13,117 ($165) (1%) $859 7% $13,976 $13,117 $859 7% TANGIBLE COMMON EQUITY (AVERAGE) Common stockholders' equity $20,533 $20,420 $19,942 $19,521 $19,599 $113 1% $934 5% $20,300 $19,687 $613 3% Less: Goodwill 7,044 7,040 7,018 6,946 6,926 4 — 118 2 7,034 6,900 134 2 Less: Other intangible assets 73 80 59 32 22 (7) (9) 51 232 71 9 62 NM 2 Add: Deferred tax liabilities 372 370 368 364 360 2 1 12 3 371 358 13 4 Total tangible common equity $13,788 $13,670 $13,233 $12,907 $13,011 $118 1% $777 6% $13,566 $13,136 $430 3% INTANGIBLE ASSETS (PERIOD-END) Goodwill $7,044 $7,040 $7,040 $6,923 $6,946 $4 —% $98 1% $7,044 $6,946 $98 1% Other intangible assets 71 74 80 31 33 (3) (4) 38 115 71 33 38 115 Total intangible assets $7,115 $7,114 $7,120 $6,954 $6,979 $1 —% $136 2% $7,115 $6,979 $136 2% 1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP. 2 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity. 21

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (in millions, except share, per-share and ratio data) Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: • Return on average tangible common equity (ROTCE); • Return on average total tangible assets (ROTA); • Efficiency ratio; • Operating leverage; and • Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 22KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (in millions, except share, per-share and ratio data) Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: • Return on average tangible common equity (ROTCE); • Return on average total tangible assets (ROTA); • Efficiency ratio; • Operating leverage; and • Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 22

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (in millions, except share, per-share and ratio data) FOR THE NINE MONTHS ENDED QUARTERLY TRENDS SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % Noninterest income, Underlying: Noninterest income (GAAP) $493 $462 $428 $421 $416 $31 7% $77 19% $1,383 $1,175 $208 18% Less: Notable items — — — (5) — — — — — — — — — Noninterest income, Underlying (non-GAAP) $493 $462 $428 $426 $416 $31 7% $77 19% $1,383 $1,175 $208 18% Total revenue, Underlying: Total revenue (GAAP) A $1,638 $1,628 $1,588 $1,593 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Less: Notable items — — — (5) — — — — — — — — — Total revenue, Underlying (non-GAAP) B $1,638 $1,628 $1,588 $1,598 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Noninterest expense, Underlying: Noninterest expense (GAAP) C $973 $951 $937 $951 $910 $22 2% $63 7% $2,861 $2,668 $193 7% Less: Notable items 19 7 5 45 9 12 171 10 111 31 9 22 244 Noninterest expense, Underlying (non-GAAP) D $954 $944 $932 $906 $901 $10 1% $53 6% $2,830 $2,659 $171 6% Pre-provision profit: Total revenue (GAAP) A $1,638 $1,628 $1,588 $1,593 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Less: Noninterest expense (GAAP) C 973 951 937 951 910 22 2 63 7 2,861 2,668 193 7 Pre-provision profit (GAAP) $665 $677 $651 $642 $654 ($12) (2%) $11 2% $1,993 $1,867 $126 7% Pre-provision profit, Underlying: Total revenue, Underlying (non-GAAP) B $1,638 $1,628 $1,588 $1,598 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Less: Noninterest expense, Underlying (non-GAAP) D 954 944 932 906 901 10 1 53 6 2,830 2,659 171 6 Pre-provision profit, Underlying (non-GAAP) $684 $684 $656 $692 $663 $— —% $21 3% $2,024 $1,876 $148 8% Income before income tax expense, Underlying: Income before income tax expense (GAAP) E $564 $580 $566 $557 $576 ($16) (3%) ($12) (2%) $1,710 $1,626 $84 5% Less: Income (expense) before income tax expense (benefit) related to notable items (19) (7) (5) (50) (9) (12) (171) (10) (111) (31) (9) (22) (244) Income before income tax expense, Underlying (non-GAAP) F $583 $587 $571 $607 $585 ($4) (1%) ($2) —% $1,741 $1,635 $106 6% Income tax expense, Underlying: Income tax expense (benefit) (GAAP) G $115 $127 $127 $92 $133 ($12) (9%) ($18) (14%) $369 $370 ($1) —% Less: Income tax expense (benefit) related to notable items (15) (2) (1) (41) (2) (13) NM (13) NM (18) (2) (16) NM Income tax expense, Underlying (non-GAAP) H $130 $129 $128 $133 $135 $1 1% ($5) (4%) $387 $372 $15 4% Net income, Underlying: Net income (GAAP) I $449 $453 $439 $465 $443 ($4) (1%) $6 1% $1,341 $1,256 $85 7% Add: Notable items, net of income tax expense (benefit) 4 5 4 9 7 (1) (20) (3) (43) 13 7 6 86 Net income, Underlying (non-GAAP) J $453 $458 $443 $474 $450 ($5) (1%) $3 1% $1,354 $1,263 $91 7% Net income available to common stockholders, Underlying: Net income available to common stockholders (GAAP) K $432 $435 $424 $450 $436 ($3) (1%) ($4) (1%) $1,291 $1,242 $49 4% Add: Notable items, net of income tax expense (benefit) 4 5 4 9 7 (1) (20) (3) (43) 13 7 6 86 Net income available to common stockholders, Underlying (non-GAAP) L $436 $440 $428 $459 $443 ($4) (1%) ($7) (2%) $1,304 $1,249 $55 4% 23KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (in millions, except share, per-share and ratio data) FOR THE NINE MONTHS ENDED QUARTERLY TRENDS SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $ % Noninterest income, Underlying: Noninterest income (GAAP) $493 $462 $428 $421 $416 $31 7% $77 19% $1,383 $1,175 $208 18% Less: Notable items — — — (5) — — — — — — — — — Noninterest income, Underlying (non-GAAP) $493 $462 $428 $426 $416 $31 7% $77 19% $1,383 $1,175 $208 18% Total revenue, Underlying: Total revenue (GAAP) A $1,638 $1,628 $1,588 $1,593 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Less: Notable items — — — (5) — — — — — — — — — Total revenue, Underlying (non-GAAP) B $1,638 $1,628 $1,588 $1,598 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Noninterest expense, Underlying: Noninterest expense (GAAP) C $973 $951 $937 $951 $910 $22 2% $63 7% $2,861 $2,668 $193 7% Less: Notable items 19 7 5 45 9 12 171 10 111 31 9 22 244 Noninterest expense, Underlying (non-GAAP) D $954 $944 $932 $906 $901 $10 1% $53 6% $2,830 $2,659 $171 6% Pre-provision profit: Total revenue (GAAP) A $1,638 $1,628 $1,588 $1,593 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Less: Noninterest expense (GAAP) C 973 951 937 951 910 22 2 63 7 2,861 2,668 193 7 Pre-provision profit (GAAP) $665 $677 $651 $642 $654 ($12) (2%) $11 2% $1,993 $1,867 $126 7% Pre-provision profit, Underlying: Total revenue, Underlying (non-GAAP) B $1,638 $1,628 $1,588 $1,598 $1,564 $10 1% $74 5% $4,854 $4,535 $319 7% Less: Noninterest expense, Underlying (non-GAAP) D 954 944 932 906 901 10 1 53 6 2,830 2,659 171 6 Pre-provision profit, Underlying (non-GAAP) $684 $684 $656 $692 $663 $— —% $21 3% $2,024 $1,876 $148 8% Income before income tax expense, Underlying: Income before income tax expense (GAAP) E $564 $580 $566 $557 $576 ($16) (3%) ($12) (2%) $1,710 $1,626 $84 5% Less: Income (expense) before income tax expense (benefit) related to notable items (19) (7) (5) (50) (9) (12) (171) (10) (111) (31) (9) (22) (244) Income before income tax expense, Underlying (non-GAAP) F $583 $587 $571 $607 $585 ($4) (1%) ($2) —% $1,741 $1,635 $106 6% Income tax expense, Underlying: Income tax expense (benefit) (GAAP) G $115 $127 $127 $92 $133 ($12) (9%) ($18) (14%) $369 $370 ($1) —% Less: Income tax expense (benefit) related to notable items (15) (2) (1) (41) (2) (13) NM (13) NM (18) (2) (16) NM Income tax expense, Underlying (non-GAAP) H $130 $129 $128 $133 $135 $1 1% ($5) (4%) $387 $372 $15 4% Net income, Underlying: Net income (GAAP) I $449 $453 $439 $465 $443 ($4) (1%) $6 1% $1,341 $1,256 $85 7% Add: Notable items, net of income tax expense (benefit) 4 5 4 9 7 (1) (20) (3) (43) 13 7 6 86 Net income, Underlying (non-GAAP) J $453 $458 $443 $474 $450 ($5) (1%) $3 1% $1,354 $1,263 $91 7% Net income available to common stockholders, Underlying: Net income available to common stockholders (GAAP) K $432 $435 $424 $450 $436 ($3) (1%) ($4) (1%) $1,291 $1,242 $49 4% Add: Notable items, net of income tax expense (benefit) 4 5 4 9 7 (1) (20) (3) (43) 13 7 6 86 Net income available to common stockholders, Underlying (non-GAAP) L $436 $440 $428 $459 $443 ($4) (1%) ($7) (2%) $1,304 $1,249 $55 4% 23

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (in millions, except share, per-share and ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,638 $1,628 $1,588 $1,593 $1,564 $10 0.68% $74 4.72% $4,854 $4,535 $319 7.03% Less: Noninterest expense (GAAP) C 973 951 937 951 910 22 2.39 63 6.88 2,861 2,668 193 7.21 Operating leverage (1.71%) (2.16%) (0.18%) Operating leverage, Underlying: Total revenue, Underlying (non-GAAP) B $1,638 $1,628 $1,588 $1,598 $1,564 $10 0.68% $74 4.70% $4,854 $4,535 $319 7.03% Less: Noninterest expense, Underlying (non-GAAP) D 954 944 932 906 901 10 1.03 53 5.78 2,830 2,659 171 6.41 Operating leverage, Underlying (non-GAAP) (0.35%) (1.08%) 0.62% Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 59.40% 58.41% 59.00% 59.69% 58.20% 99 bps 120 bps 58.94% 58.84% 10 bps Efficiency ratio, Underlying (non-GAAP) D/B 58.22 58.02 58.67 56.70 57.62 20 bps 60 bps 58.30 58.64 (34) bps Effective income tax rate and effective income tax rate, Underlying: Effective income tax rate G/E 20.46% 21.86% 22.42% 16.45% 23.16% (140) bps (270) bps 21.58% 22.77% (119) bps Effective income tax rate, Underlying (non-GAAP) H/F 22.29 21.89 22.44 21.91 23.20 40 bps (91) bps 22.20 22.78 (58) bps Return on average common equity and return on average common equity, Underlying: Average common equity (GAAP) M $20,533 $20,420 $19,942 $19,521 $19,599 $113 1% $934 5% $20,300 $19,687 $613 3% Return on average common equity K/M 8.35% 8.54% 8.62% 9.16% 8.82% (19) bps (47) bps 8.50% 8.44% 6 bps Return on average common equity, Underlying (non-GAAP) L/M 8.45 8.63 8.71 9.33 8.96 (18) bps (51) bps 8.59 8.48 11 bps Return on average tangible common equity and return on average tangible common equity, Underlying: Average common equity (GAAP) M $20,533 $20,420 $19,942 $19,521 $19,599 $113 1% $934 5% $20,300 $19,687 $613 3% Less: Average goodwill (GAAP) 7,044 7,040 7,018 6,946 6,926 4 — 118 2 7,034 6,900 134 2 Less: Average other intangibles (GAAP) 73 80 59 32 22 (7) (9) 51 232 71 9 62 NM Add: Average deferred tax liabilities related to goodwill (GAAP) 372 370 368 364 360 2 1 12 3 371 358 13 4 Average tangible common equity N $13,788 $13,670 $13,233 $12,907 $13,011 $118 1% $777 6% $13,566 $13,136 $430 3% Return on average tangible common equity K/N 12.44% 12.75% 13.00% 13.85% 13.29% (31) bps (85) bps 12.72% 12.64% 8 bps Return on average tangible common equity, Underlying (non-GAAP) L/N 12.58 12.89 13.12 14.11 13.50 (31) bps (92) bps 12.86 12.71 15 bps Return on average total assets and return on average total assets, Underlying: Average total assets (GAAP) O $162,110 $161,489 $160,415 $157,732 $155,624 $621 —% $6,486 4% $161,344 $153,482 $7,862 5% Return on average total assets I/O 1.10% 1.13% 1.11% 1.17% 1.13% (3) bps (3) bps 1.11% 1.09% 2 bps Return on average total assets, Underlying (non-GAAP) J/O 1.11 1.14 1.12 1.19 1.15 (3) bps (4) bps 1.12 1.10 2 bps Return on average total tangible assets and return on average total tangible assets, Underlying: Average total assets (GAAP) O $162,110 $161,489 $160,415 $157,732 $155,624 $621 —% $6,486 4% $161,344 $153,482 $7,862 5% Less: Average goodwill (GAAP) 7,044 7,040 7,018 6,946 6,926 4 — 118 2 7,034 6,900 134 2 Less: Average other intangibles (GAAP) 73 80 59 32 22 (7) (9) 51 232 71 9 62 NM Add: Average deferred tax liabilities related to goodwill (GAAP) 372 370 368 364 360 2 1 12 3 371 358 13 4 Average tangible assets P $155,365 $154,739 $153,706 $151,118 $149,036 $626 —% $6,329 4% $154,610 $146,931 $7,679 5% Return on average total tangible assets I/P 1.15% 1.17% 1.16% 1.22% 1.18% (2) bps (3) bps 1.16% 1.14% 2 bps Return on average total tangible assets, Underlying (non-GAAP) J/P 1.16 1.19 1.17 1.24 1.20 (3) bps (4) bps 1.17 1.15 2 bps 24KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (in millions, except share, per-share and ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,638 $1,628 $1,588 $1,593 $1,564 $10 0.68% $74 4.72% $4,854 $4,535 $319 7.03% Less: Noninterest expense (GAAP) C 973 951 937 951 910 22 2.39 63 6.88 2,861 2,668 193 7.21 Operating leverage (1.71%) (2.16%) (0.18%) Operating leverage, Underlying: Total revenue, Underlying (non-GAAP) B $1,638 $1,628 $1,588 $1,598 $1,564 $10 0.68% $74 4.70% $4,854 $4,535 $319 7.03% Less: Noninterest expense, Underlying (non-GAAP) D 954 944 932 906 901 10 1.03 53 5.78 2,830 2,659 171 6.41 Operating leverage, Underlying (non-GAAP) (0.35%) (1.08%) 0.62% Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 59.40% 58.41% 59.00% 59.69% 58.20% 99 bps 120 bps 58.94% 58.84% 10 bps Efficiency ratio, Underlying (non-GAAP) D/B 58.22 58.02 58.67 56.70 57.62 20 bps 60 bps 58.30 58.64 (34) bps Effective income tax rate and effective income tax rate, Underlying: Effective income tax rate G/E 20.46% 21.86% 22.42% 16.45% 23.16% (140) bps (270) bps 21.58% 22.77% (119) bps Effective income tax rate, Underlying (non-GAAP) H/F 22.29 21.89 22.44 21.91 23.20 40 bps (91) bps 22.20 22.78 (58) bps Return on average common equity and return on average common equity, Underlying: Average common equity (GAAP) M $20,533 $20,420 $19,942 $19,521 $19,599 $113 1% $934 5% $20,300 $19,687 $613 3% Return on average common equity K/M 8.35% 8.54% 8.62% 9.16% 8.82% (19) bps (47) bps 8.50% 8.44% 6 bps Return on average common equity, Underlying (non-GAAP) L/M 8.45 8.63 8.71 9.33 8.96 (18) bps (51) bps 8.59 8.48 11 bps Return on average tangible common equity and return on average tangible common equity, Underlying: Average common equity (GAAP) M $20,533 $20,420 $19,942 $19,521 $19,599 $113 1% $934 5% $20,300 $19,687 $613 3% Less: Average goodwill (GAAP) 7,044 7,040 7,018 6,946 6,926 4 — 118 2 7,034 6,900 134 2 Less: Average other intangibles (GAAP) 73 80 59 32 22 (7) (9) 51 232 71 9 62 NM Add: Average deferred tax liabilities related to goodwill (GAAP) 372 370 368 364 360 2 1 12 3 371 358 13 4 Average tangible common equity N $13,788 $13,670 $13,233 $12,907 $13,011 $118 1% $777 6% $13,566 $13,136 $430 3% Return on average tangible common equity K/N 12.44% 12.75% 13.00% 13.85% 13.29% (31) bps (85) bps 12.72% 12.64% 8 bps Return on average tangible common equity, Underlying (non-GAAP) L/N 12.58 12.89 13.12 14.11 13.50 (31) bps (92) bps 12.86 12.71 15 bps Return on average total assets and return on average total assets, Underlying: Average total assets (GAAP) O $162,110 $161,489 $160,415 $157,732 $155,624 $621 —% $6,486 4% $161,344 $153,482 $7,862 5% Return on average total assets I/O 1.10% 1.13% 1.11% 1.17% 1.13% (3) bps (3) bps 1.11% 1.09% 2 bps Return on average total assets, Underlying (non-GAAP) J/O 1.11 1.14 1.12 1.19 1.15 (3) bps (4) bps 1.12 1.10 2 bps Return on average total tangible assets and return on average total tangible assets, Underlying: Average total assets (GAAP) O $162,110 $161,489 $160,415 $157,732 $155,624 $621 —% $6,486 4% $161,344 $153,482 $7,862 5% Less: Average goodwill (GAAP) 7,044 7,040 7,018 6,946 6,926 4 — 118 2 7,034 6,900 134 2 Less: Average other intangibles (GAAP) 73 80 59 32 22 (7) (9) 51 232 71 9 62 NM Add: Average deferred tax liabilities related to goodwill (GAAP) 372 370 368 364 360 2 1 12 3 371 358 13 4 Average tangible assets P $155,365 $154,739 $153,706 $151,118 $149,036 $626 —% $6,329 4% $154,610 $146,931 $7,679 5% Return on average total tangible assets I/P 1.15% 1.17% 1.16% 1.22% 1.18% (2) bps (3) bps 1.16% 1.14% 2 bps Return on average total tangible assets, Underlying (non-GAAP) J/P 1.16 1.19 1.17 1.24 1.20 (3) bps (4) bps 1.17 1.15 2 bps 24

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (in millions, except share, per-share and ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at period-end (GAAP) Q 443,913,525 457,903,826 461,116,723 466,007,984 474,120,616 (13,990,301) (3%) (30,207,091) (6%) 443,913,525 474,120,616 (30,207,091) (6%) Common stockholders' equity (GAAP) $20,718 $20,884 $20,399 $19,977 $19,733 ($166) (1) $985 5 $20,718 $19,733 $985 5 Less: Goodwill (GAAP) 7,044 7,040 7,040 6,923 6,946 4 — 98 1 7,044 6,946 98 1 Less: Other intangible assets (GAAP) 71 74 80 31 33 (3) (4) 38 115 71 33 38 115 Add: Deferred tax liabilities related to goodwill (GAAP) 373 371 370 366 363 2 1 10 3 373 363 10 3 Tangible common equity R $13,976 $14,141 $13,649 $13,389 $13,117 ($165) (1%) $859 7% $13,976 $13,117 $859 7% Tangible book value per common share R/Q $31.48 $30.88 $29.60 $28.73 $27.66 $0.60 2% $3.82 14% $31.48 $27.66 $3.82 14% Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying: Average common shares outstanding - basic (GAAP) S 445,703,987 458,154,335 460,713,172 467,338,825 475,957,526 (12,450,348) (3%) (30,253,539) (6%) 454,802,186 482,691,884 (27,889,698) (6%) Average common shares outstanding - diluted (GAAP) T 447,134,595 459,304,224 462,520,680 469,103,134 477,599,917 (12,169,629) (3) (30,465,322) (6) 456,218,755 484,250,843 (28,032,088) (6) Net income per average common share - basic (GAAP) K/S $0.97 $0.95 $0.92 $0.96 $0.92 $0.02 2 $0.05 5 $2.84 $2.57 $0.27 11 Net income per average common share - diluted (GAAP) K/T 0.97 0.95 0.92 0.96 0.91 0.02 2 0.06 7 2.83 2.57 0.26 10 Net income per average common share - basic, Underlying (non-GAAP) L/S 0.98 0.96 0.93 0.98 0.93 0.02 2 0.05 5 2.87 2.59 0.28 11 Net income per average common share - diluted, Underlying (non- GAAP) L/T 0.98 0.96 0.93 0.98 0.93 0.02 2 0.05 5 2.86 2.58 0.28 11 Dividend payout ratio and dividend payout ratio, Underlying: Cash dividends declared and paid per common share U $0.36 $0.32 $0.32 $0.27 $0.27 $0.04 13% $0.09 33% $1.00 $0.71 $0.29 41% Dividend payout ratio U/(K/S) 37% 34% 35% 28% 29% 300 bps 800 bps 35% 28% 700 bps Dividend payout ratio, Underlying (non-GAAP) U/(L/S) 37 33 34 27 29 400 bps 800 bps 35 27 800 bps 25KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (in millions, except share, per-share and ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at period-end (GAAP) Q 443,913,525 457,903,826 461,116,723 466,007,984 474,120,616 (13,990,301) (3%) (30,207,091) (6%) 443,913,525 474,120,616 (30,207,091) (6%) Common stockholders' equity (GAAP) $20,718 $20,884 $20,399 $19,977 $19,733 ($166) (1) $985 5 $20,718 $19,733 $985 5 Less: Goodwill (GAAP) 7,044 7,040 7,040 6,923 6,946 4 — 98 1 7,044 6,946 98 1 Less: Other intangible assets (GAAP) 71 74 80 31 33 (3) (4) 38 115 71 33 38 115 Add: Deferred tax liabilities related to goodwill (GAAP) 373 371 370 366 363 2 1 10 3 373 363 10 3 Tangible common equity R $13,976 $14,141 $13,649 $13,389 $13,117 ($165) (1%) $859 7% $13,976 $13,117 $859 7% Tangible book value per common share R/Q $31.48 $30.88 $29.60 $28.73 $27.66 $0.60 2% $3.82 14% $31.48 $27.66 $3.82 14% Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying: Average common shares outstanding - basic (GAAP) S 445,703,987 458,154,335 460,713,172 467,338,825 475,957,526 (12,450,348) (3%) (30,253,539) (6%) 454,802,186 482,691,884 (27,889,698) (6%) Average common shares outstanding - diluted (GAAP) T 447,134,595 459,304,224 462,520,680 469,103,134 477,599,917 (12,169,629) (3) (30,465,322) (6) 456,218,755 484,250,843 (28,032,088) (6) Net income per average common share - basic (GAAP) K/S $0.97 $0.95 $0.92 $0.96 $0.92 $0.02 2 $0.05 5 $2.84 $2.57 $0.27 11 Net income per average common share - diluted (GAAP) K/T 0.97 0.95 0.92 0.96 0.91 0.02 2 0.06 7 2.83 2.57 0.26 10 Net income per average common share - basic, Underlying (non-GAAP) L/S 0.98 0.96 0.93 0.98 0.93 0.02 2 0.05 5 2.87 2.59 0.28 11 Net income per average common share - diluted, Underlying (non- GAAP) L/T 0.98 0.96 0.93 0.98 0.93 0.02 2 0.05 5 2.86 2.58 0.28 11 Dividend payout ratio and dividend payout ratio, Underlying: Cash dividends declared and paid per common share U $0.36 $0.32 $0.32 $0.27 $0.27 $0.04 13% $0.09 33% $1.00 $0.71 $0.29 41% Dividend payout ratio U/(K/S) 37% 34% 35% 28% 29% 300 bps 800 bps 35% 28% 700 bps Dividend payout ratio, Underlying (non-GAAP) U/(L/S) 37 33 34 27 29 400 bps 800 bps 35 27 800 bps 25

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (in millions, except share, per-share and ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $/bps % Mortgage banking fees, Underlying: Mortgage banking fees (GAAP) $117 $62 $43 $51 $49 $55 89% $68 139% $222 $101 $121 120% Less: Notable items — — — (4) — — — — — — — — — Mortgage banking fees, Underlying (non-GAAP) $117 $62 $43 $55 $49 $55 89% $68 139% $222 $101 $121 120% Other income, Underlying: Other income (GAAP) $20 $28 $25 $15 $17 ($8) (29%) $3 18% $73 $49 $24 49% Less: Notable items — — — (1) — — — — — — — — — Other income, Underlying (non-GAAP) $20 $28 $25 $16 $17 ($8) (29%) $3 18% $73 $49 $24 49% Salaries and employee benefits, Underlying: Salaries and employee benefits (GAAP) $508 $507 $509 $483 $474 $1 —% $34 7% $1,524 $1,397 $127 9% Less: Notable items 5 2 1 6 5 3 150 — — 8 5 3 60 Salaries and employee benefits, Underlying (non-GAAP) $503 $505 $508 $477 $469 ($2) —% $34 7% $1,516 $1,392 $124 9% 1 Equipment and software expense, Underlying : 1 Equipment and software expense (GAAP) $130 $126 $125 $124 $117 $4 3% $13 11% $381 $340 $41 12% Less: Notable items — — — 3 — — — — — — — — — 1 Equipment and software expense, Underlying (non-GAAP) $130 $126 $125 $121 $117 $4 3% $13 11% $381 $340 $41 12% Outside services, Underlying: Outside services (GAAP) $128 $118 $110 $135 $107 $10 8% $21 20% $356 $312 $44 14% Less: Notable items 14 5 4 19 1 9 180 13 NM 23 1 22 NM Outside services, Underlying (non-GAAP) $114 $113 $106 $116 $106 $1 1% $8 8% $333 $311 $22 7% Occupancy, Underlying: Occupancy (GAAP) $80 $82 $83 $92 $81 ($2) (2%) ($1) (1%) $245 $241 $4 2% Less: Notable items — — — 16 — — — — — — — — — Occupancy, Underlying (non-GAAP) $80 $82 $83 $76 $81 ($2) (2%) ($1) (1%) $245 $241 $4 2% Other operating expense, Underlying: Other operating expense (GAAP) $127 $118 $110 $117 $131 $9 8% ($4) (3%) $355 $378 ($23) (6%) Less: Notable items — — — 1 3 — — (3) (100) — 3 (3) (100) Other operating expense, Underlying (non-GAAP) $127 $118 $110 $116 $128 $9 8% ($1) (1%) $355 $375 ($20) (5%) 1 Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation. 26KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (in millions, except share, per-share and ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 3Q19 Change 2019 Change 3Q19 2Q19 1Q19 4Q18 3Q18 2Q19 3Q18 2019 2018 2018 $ % $ % $/bps % Mortgage banking fees, Underlying: Mortgage banking fees (GAAP) $117 $62 $43 $51 $49 $55 89% $68 139% $222 $101 $121 120% Less: Notable items — — — (4) — — — — — — — — — Mortgage banking fees, Underlying (non-GAAP) $117 $62 $43 $55 $49 $55 89% $68 139% $222 $101 $121 120% Other income, Underlying: Other income (GAAP) $20 $28 $25 $15 $17 ($8) (29%) $3 18% $73 $49 $24 49% Less: Notable items — — — (1) — — — — — — — — — Other income, Underlying (non-GAAP) $20 $28 $25 $16 $17 ($8) (29%) $3 18% $73 $49 $24 49% Salaries and employee benefits, Underlying: Salaries and employee benefits (GAAP) $508 $507 $509 $483 $474 $1 —% $34 7% $1,524 $1,397 $127 9% Less: Notable items 5 2 1 6 5 3 150 — — 8 5 3 60 Salaries and employee benefits, Underlying (non-GAAP) $503 $505 $508 $477 $469 ($2) —% $34 7% $1,516 $1,392 $124 9% 1 Equipment and software expense, Underlying : 1 Equipment and software expense (GAAP) $130 $126 $125 $124 $117 $4 3% $13 11% $381 $340 $41 12% Less: Notable items — — — 3 — — — — — — — — — 1 Equipment and software expense, Underlying (non-GAAP) $130 $126 $125 $121 $117 $4 3% $13 11% $381 $340 $41 12% Outside services, Underlying: Outside services (GAAP) $128 $118 $110 $135 $107 $10 8% $21 20% $356 $312 $44 14% Less: Notable items 14 5 4 19 1 9 180 13 NM 23 1 22 NM Outside services, Underlying (non-GAAP) $114 $113 $106 $116 $106 $1 1% $8 8% $333 $311 $22 7% Occupancy, Underlying: Occupancy (GAAP) $80 $82 $83 $92 $81 ($2) (2%) ($1) (1%) $245 $241 $4 2% Less: Notable items — — — 16 — — — — — — — — — Occupancy, Underlying (non-GAAP) $80 $82 $83 $76 $81 ($2) (2%) ($1) (1%) $245 $241 $4 2% Other operating expense, Underlying: Other operating expense (GAAP) $127 $118 $110 $117 $131 $9 8% ($4) (3%) $355 $378 ($23) (6%) Less: Notable items — — — 1 3 — — (3) (100) — 3 (3) (100) Other operating expense, Underlying (non-GAAP) $127 $118 $110 $116 $128 $9 8% ($1) (1%) $355 $375 ($20) (5%) 1 Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation. 26

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (in millions, except ratio data) THIRD QUARTER 2019 SECOND QUARTER 2019 FIRST QUARTER 2019 Consumer Commercial Consumer Commercial Consumer Commercial Banking Banking Other Consolidated Banking Banking Other Consolidated Banking Banking Other Consolidated Net income (loss) available to common stockholders: Net income A $251 $196 $2 $449 $213 $216 $24 $453 $202 $227 $10 $439 Less: Preferred stock dividends — — 17 17 — — 18 18 — — 15 15 Net income (loss) available to common B $251 $196 ($15) $432 $213 $216 $6 $435 $202 $227 ($5) $424 stockholders Return on average total tangible assets: Average total assets (GAAP) $66,365 $55,614 $40,131 $162,110 $65,485 $56,135 $39,869 $161,489 $65,007 $55,630 $39,778 $160,415 Less: Average goodwill (GAAP) 122 46 6,876 7,044 119 45 6,876 7,040 119 23 6,876 7,018 Average other intangibles (GAAP) 66 7 — 73 73 7 — 80 55 4 — 59 Add: Average deferred tax liabilities 1 1 370 372 — — 370 370 — — 368 368 related to goodwill (GAAP) Average tangible assets C $66,178 $55,562 $33,625 $155,365 $65,293 $56,083 $33,363 $154,739 $64,833 $55,603 $33,270 $153,706 Return on average total tangible assets A/C 1.50% 1.40% NM 1.15% 1.31% 1.54% NM 1.17% 1.26% 1.66% NM 1.16% Efficiency ratio: Noninterest expense (GAAP) D $718 $213 $42 $973 $715 $217 $19 $951 $700 $209 $28 $937 Net interest income (GAAP) 799 360 (14) 1,145 799 371 (4) 1,166 788 372 — 1,160 Noninterest income (GAAP) 336 133 24 493 277 149 36 462 247 150 31 428 Total revenue (GAAP) E $1,135 $493 $10 $1,638 $1,076 $520 $32 $1,628 $1,035 $522 $31 $1,588 Efficiency ratio D/E 63.28% 43.35% NM 59.40% 66.43% 41.58% NM 58.41% 67.62% 40.11% NM 59.00% FOURTH QUARTER 2018 THIRD QUARTER 2018 Consumer Commercial Consumer Commercial Banking Banking Other Consolidated Banking Banking Other Consolidated Net income (loss) available to common stockholders: Net income A $193 $241 $31 $465 $207 $234 $2 $443 Less: Preferred stock dividends — — 15 15 — — 7 7 Net income (loss) available to common B $193 $241 $16 $450 $207 $234 ($5) $436 stockholders Return on average total tangible assets: Average total assets (GAAP) $64,187 $53,970 $39,575 $157,732 $62,974 $52,871 $39,779 $155,624 Less: Average goodwill (GAAP) 59 11 6,876 6,946 39 11 6,876 6,926 Average other intangibles (GAAP) 30 2 — 32 20 2 — 22 Add: Average deferred tax liabilities — — 364 364 — — 360 360 related to goodwill (GAAP) Average tangible assets C $64,098 $53,957 $33,063 $151,118 $62,915 $52,858 $33,263 $149,036 Return on average total tangible assets A/C 1.19% 1.78% NM 1.22% 1.31% 1.75% NM 1.18% Efficiency ratio: Noninterest expense (GAAP) D $723 $203 $25 $951 $686 $202 $22 $910 Net interest income (GAAP) 796 384 (8) 1,172 776 380 (8) 1,148 Noninterest income (GAAP) 265 140 16 421 258 140 18 416 Total revenue (GAAP) E $1,061 $524 $8 $1,593 $1,034 $520 $10 $1,564 Efficiency ratio D/E 68.22% 38.73% NM 59.69% 66.29% 38.83% NM 58.20% 27KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (in millions, except ratio data) THIRD QUARTER 2019 SECOND QUARTER 2019 FIRST QUARTER 2019 Consumer Commercial Consumer Commercial Consumer Commercial Banking Banking Other Consolidated Banking Banking Other Consolidated Banking Banking Other Consolidated Net income (loss) available to common stockholders: Net income A $251 $196 $2 $449 $213 $216 $24 $453 $202 $227 $10 $439 Less: Preferred stock dividends — — 17 17 — — 18 18 — — 15 15 Net income (loss) available to common B $251 $196 ($15) $432 $213 $216 $6 $435 $202 $227 ($5) $424 stockholders Return on average total tangible assets: Average total assets (GAAP) $66,365 $55,614 $40,131 $162,110 $65,485 $56,135 $39,869 $161,489 $65,007 $55,630 $39,778 $160,415 Less: Average goodwill (GAAP) 122 46 6,876 7,044 119 45 6,876 7,040 119 23 6,876 7,018 Average other intangibles (GAAP) 66 7 — 73 73 7 — 80 55 4 — 59 Add: Average deferred tax liabilities 1 1 370 372 — — 370 370 — — 368 368 related to goodwill (GAAP) Average tangible assets C $66,178 $55,562 $33,625 $155,365 $65,293 $56,083 $33,363 $154,739 $64,833 $55,603 $33,270 $153,706 Return on average total tangible assets A/C 1.50% 1.40% NM 1.15% 1.31% 1.54% NM 1.17% 1.26% 1.66% NM 1.16% Efficiency ratio: Noninterest expense (GAAP) D $718 $213 $42 $973 $715 $217 $19 $951 $700 $209 $28 $937 Net interest income (GAAP) 799 360 (14) 1,145 799 371 (4) 1,166 788 372 — 1,160 Noninterest income (GAAP) 336 133 24 493 277 149 36 462 247 150 31 428 Total revenue (GAAP) E $1,135 $493 $10 $1,638 $1,076 $520 $32 $1,628 $1,035 $522 $31 $1,588 Efficiency ratio D/E 63.28% 43.35% NM 59.40% 66.43% 41.58% NM 58.41% 67.62% 40.11% NM 59.00% FOURTH QUARTER 2018 THIRD QUARTER 2018 Consumer Commercial Consumer Commercial Banking Banking Other Consolidated Banking Banking Other Consolidated Net income (loss) available to common stockholders: Net income A $193 $241 $31 $465 $207 $234 $2 $443 Less: Preferred stock dividends — — 15 15 — — 7 7 Net income (loss) available to common B $193 $241 $16 $450 $207 $234 ($5) $436 stockholders Return on average total tangible assets: Average total assets (GAAP) $64,187 $53,970 $39,575 $157,732 $62,974 $52,871 $39,779 $155,624 Less: Average goodwill (GAAP) 59 11 6,876 6,946 39 11 6,876 6,926 Average other intangibles (GAAP) 30 2 — 32 20 2 — 22 Add: Average deferred tax liabilities — — 364 364 — — 360 360 related to goodwill (GAAP) Average tangible assets C $64,098 $53,957 $33,063 $151,118 $62,915 $52,858 $33,263 $149,036 Return on average total tangible assets A/C 1.19% 1.78% NM 1.22% 1.31% 1.75% NM 1.18% Efficiency ratio: Noninterest expense (GAAP) D $723 $203 $25 $951 $686 $202 $22 $910 Net interest income (GAAP) 796 384 (8) 1,172 776 380 (8) 1,148 Noninterest income (GAAP) 265 140 16 421 258 140 18 416 Total revenue (GAAP) E $1,061 $524 $8 $1,593 $1,034 $520 $10 $1,564 Efficiency ratio D/E 68.22% 38.73% NM 59.69% 66.29% 38.83% NM 58.20% 27

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED) (in millions, except ratio data) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 2018 Consumer Commercial Consumer Commercial Banking Banking Other Consolidated Banking Banking Other Consolidated Net income (loss) available to common stockholders: Net income (loss) A $666 $639 $36 $1,341 $574 $686 ($4) $1,256 Less: Preferred stock dividends — — 50 50 — — 14 14 Net income (loss) available to common stockholders B $666 $639 ($14) $1,291 $574 $686 ($18) $1,242 Return on average total tangible assets: Average total assets (GAAP) $65,624 $55,793 $39,927 $161,344 $61,857 $51,820 $39,805 $153,482 Less: Average goodwill (GAAP) 120 38 6,876 7,034 13 11 6,876 6,900 Average other intangibles (GAAP) 65 6 — 71 7 2 — 9 Add: Average deferred tax liabilities related to goodwill (GAAP) 1 — 370 371 — — 358 358 Average tangible assets C $65,440 $55,749 $33,421 $154,610 $61,837 $51,807 $33,287 $146,931 Return on average total tangible assets A/C 1.36% 1.53% NM 1.16% 1.24% 1.77% NM 1.14% Efficiency ratio: Noninterest expense (GAAP) D $2,133 $639 $89 $2,861 $2,000 $610 $58 $2,668 Net interest income (GAAP) 2,386 1,103 (18) 3,471 2,268 1,113 (21) 3,360 Noninterest income (GAAP) 860 432 91 1,383 708 405 62 1,175 Total revenue (GAAP) E $3,246 $1,535 $73 $4,854 $2,976 $1,518 $41 $4,535 Efficiency ratio D/E 65.71% 41.65% NM 58.94% 67.20% 40.16% NM 58.84% 28KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED) (in millions, except ratio data) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 2018 Consumer Commercial Consumer Commercial Banking Banking Other Consolidated Banking Banking Other Consolidated Net income (loss) available to common stockholders: Net income (loss) A $666 $639 $36 $1,341 $574 $686 ($4) $1,256 Less: Preferred stock dividends — — 50 50 — — 14 14 Net income (loss) available to common stockholders B $666 $639 ($14) $1,291 $574 $686 ($18) $1,242 Return on average total tangible assets: Average total assets (GAAP) $65,624 $55,793 $39,927 $161,344 $61,857 $51,820 $39,805 $153,482 Less: Average goodwill (GAAP) 120 38 6,876 7,034 13 11 6,876 6,900 Average other intangibles (GAAP) 65 6 — 71 7 2 — 9 Add: Average deferred tax liabilities related to goodwill (GAAP) 1 — 370 371 — — 358 358 Average tangible assets C $65,440 $55,749 $33,421 $154,610 $61,837 $51,807 $33,287 $146,931 Return on average total tangible assets A/C 1.36% 1.53% NM 1.16% 1.24% 1.77% NM 1.14% Efficiency ratio: Noninterest expense (GAAP) D $2,133 $639 $89 $2,861 $2,000 $610 $58 $2,668 Net interest income (GAAP) 2,386 1,103 (18) 3,471 2,268 1,113 (21) 3,360 Noninterest income (GAAP) 860 432 91 1,383 708 405 62 1,175 Total revenue (GAAP) E $3,246 $1,535 $73 $4,854 $2,976 $1,518 $41 $4,535 Efficiency ratio D/E 65.71% 41.65% NM 58.94% 67.20% 40.16% NM 58.84% 28